APRIL 30, 1997
                                     SEMI-
                                     ANNUAL
                                     REPORT

                                  RETAIL CLASS

                                     (LOGO)


                                   SHORT-TERM
                                BOND MARKET FUND

                                  INTERMEDIATE
                                BOND MARKET FUND

                                   TAX-EXEMPT
                             INTERMEDIATE BOND FUND

                                      BOND
                                 IMMDEX/TM FUND


- PORTICO FUNDS ARE AVAILABLE THROUGH:

  -  the Portico Funds Center,

  - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,

  -  and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.


TABLE OF CONTENTS
                                                                  Page(s)
SHAREOWNER LETTER...................................................1-2
THE ECONOMY ROLLS ON, THE FED RESPONDS..............................3-5
LOOKING AHEAD - THE FORECAST.........................................5
SHORT-TERM BOND MARKET FUND REVIEW..................................6-7
INTERMEDIATE BOND MARKET FUND REVIEW................................8-9
TAX-EXEMPT INTERMEDIATE BOND FUND REVIEW...........................10-11
BOND IMMDEX/TM FUND REVIEW.........................................12-13
STATEMENT OF ASSETS AND LIABILITIES..................................14
STATEMENT OF OPERATIONS..............................................15
STATEMENT OF CHANGES IN NET ASSETS...................................16
FINANCIAL HIGHLIGHTS...............................................17-20
SCHEDULE OF INVESTMENTS............................................21-29
NOTES TO FINANCIAL STATEMENTS......................................30-33



                                                                       June 1997
DEAR SHAREOWNER:

INVESTMENT REVIEW

Over the past six months, the pace of economic activity has accelerated, interest rates have risen modestly and the stock market, as measured by the Dow Jones Industrial Average, jumped 1,000 points to a record high. We list the surprisingly robust conditions affecting the financial markets in the accompanying chart titled Economic Scorecard. Looking forward, a recently published National Association of Purchasing Managers report (NAPM), a historically accurate gauge of future business conditions, suggests valid reasons for continued optimism:

1) Prices paid for materials have DECLINED by -0.2%.
2) The outlook for labor and benefit expenses for calendar year 1997 is a modest +2%.
3) The REVENUE OUTLOOK FOR 1997 IMPROVED to +7% - versus + 4.9% for 1996.
4) CAPACITY GROWTH of +4.9% is expected in 1997.

Perhaps the most noteworthy events for the financial markets since our last report are the narrowing of interest rate spreads for low quality credits and the significant outperformance of big company stocks (S&P 500; +14.7%) relative to small and midcap stocks (S&P MidCap 400; +6.9%). OUR PREDICTABLE PROFITS AT REASONABLE PRICES GROWTH EQUITY STRATEGY WORKS WELL IN THIS SLOW GROWTH, DISINFLATIONARY ECONOMIC ENVIRONMENT. Importantly, valuation levels between large cap and midcap stocks are now at parity, providing a level playing field going forward.

-------------------------------------------------------------------------------
                               ECONOMIC SCORECARD

                  LATEST REPORT         TWELVE MONTHS   OUTLOOK
GDP Growth        +5.8% (1Q97)          +2.4% (1996)    Upside Surprise
Job Creation      +143,000 (April)      +2.2%           Improving Participation
                                                          Rate
Inflation         +0.1% (April)         +2.5%           Downward Bias
Budget Deficit    $53 billion           $107 billion    Falling
                    (7-mth annual rate)   (yr-end 9/96)
30-yr Bond Yield  6.96% (May)           6.35% -7.19%    Range Bound
S&P 500 Earnings  +15% (1Q97)           +13%            Continued Above
                                                          Expectations
TOTAL RETURNS:
S&P 500           +14.7% (6-mth)        +25.1%          Flattening
S&P MidCap 400    + 6.9 % (6-mth)       +10.1%          Upward Bias
-------------------------------------------------------------------------------

MARKET OUTLOOK

Our economic and market outlook is predicated on the following trends:

 1. With fiscal year-to-date Federal tax receipts gaining +9% against a +4% gain in Federal spending, we continue to forecast a CYCLICALLY BALANCED FEDERAL BUDGET and expect this year's deficit to drop approximately $47 billion to $60 billion.

 2. We anticipate the adoption of the Labor Department's experimental consumer price index (CPI) which will DECREASE THE REPORTED CPI BY -.3% ANNUALLY.

 3. Rapid job creation, along with an improving job "mix", results in aggregate wage growth of +7% year-over-year, STIMULATING CONSUMER SPENDING.

 4. The percentage of the U.S. working-age population employed (the labor force participation rate) has RISEN from 59% in 1962, to a record 67% today (source: Deutsche Morgan Grenfell).

 5. The aging of the U.S. work force, combined with the labor force participation rate upswing, is generating SIGNIFICANT PERSONAL SAVINGS GROWTH - up 44% over the past three years to $275 billion.

 6. PRODUCTIVITY IMPROVEMENTS CONTINUE TO OFFSET WAGE GAINS. For 16 consecutive quarters, S&P 500 profit growth has exceeded total revenue growth. A productivity-driven economic expansion is not inflationary.

 7. The S&P 500's current 18X 1997 price/earnings IS IN THE MIDDLE OF THE HISTORICAL 15X TO 20X RANGE for valuations when inflation is +2-3%.

 8. Falling oil prices should lead to MODERATE MONTHLY INFLATION REPORTS of +0.1% - 0.2%, or about +2.5% annually.

 9. The .8% drop in inflation and .4% rise in interest rates brings "real" yields up by +1.2% and IMPROVES THE OUTLOOK FOR FIXED-INCOME RETURNS.

10. The ability of S&P 500 companies to sustain double-digit earnings gain in a 5% nominal GDP growth environment explains the resilience of the bull market and STRENGTHENS THE OUTLOOK FOR OUR PERSISTENT GROWTH COMPANY STRATEGY.

IN SUMMARY

WE MAINTAIN OUR FAVORABLE OUTLOOK FOR FINANCIAL ASSETS AND FORECAST IMPROVED RELATIVE RESULTS FOR SMALLER TO MIDCAP STOCKS FOR THE REMAINDER OF 1997. We expect "over-the-speed-limit" growth in consumer spending will be partially offset by continued moderate government and healthcare spending trends. This, we believe, will result in full year Gross Domestic Product (GDP) growth of +3-4%. For inflation, increased foreign competition, improved productivity, and lower raw material prices will lead to a 2-3% increase in the CPI.

As always, we appreciate your confidence in the Portico Fund Family and encourage you to read the portfolio reviews that follow.

(Pictures)

J. SCOTT HARKNESS, CFA                     MARY ELLEN STANEK, CFA
Chairman/Chief                             President
Investment Officer
Firstar Investment Research & Management Company


                     THE ECONOMY ROLLS ON, THE FED RESPONDS

The economy has continued on its path of steady growth into 1997. During the first quarter of 1997, the economy expanded at an annual rate of 5.6%. While near full employment has put upward pressure on wages, increased productivity and fierce price competition have prevented higher wages from translating into higher inflation. INFLATION IS THE NUMBER ONE ENEMY OF THE BOND MARKET. When inflation rises, investors demand higher interest rates to compensate for the portion of their return they expect to lose to inflation. As interest rates rise, bond prices fall.

With its goal of keeping inflation subdued, the Federal Reserve Board responded to the strength demonstrated by the economy by raising short-term rates (fed funds) from 5.25% to 5.50% in March. Interest rates rose in anticipation of the Fed's move and, as of April 30, 1997, are approximately 50 basis points (0.50%) higher than they were on October 31, 1996 (see chart below).

                               YIELDS HAVE RISEN

              1       3       5       7      10      30
                                MATURITY (YEARS)

10/31/96    5.404   5.732   5.860   6.070   6.341   6.641
04/30/97    5.887   6.274   6.398   6.565   6.709   6.954

                               Source: Bloomberg


A FLATTER YIELD CURVE, INFLATION STEADY

As is often the case when interest rates rise, the yield curve flattened. Over the past six months, the difference between the yield on the 2-year Treasury note and the 30-year Treasury bond has shrunk from 91 basis points (0.91%) on October 31, 1996 to 68 basis points (0.68%) as of April 30, 1997. WE BELIEVE THE FLATTENING OF THE YIELD CURVE REFLECTS THE BOND MARKET'S CONFIDENCE IN THE FED'S DETERMINATION TO CONTAIN INFLATION. Despite gyrations in interest rates over the last several years, inflation has been held steady around 3% per year.


REAL YIELDS HIGH, BOND MARKET ATTRACTIVE

Because we are not seeing economic pressures strong enough to significantly raise inflation, we believe the rise in interest rates so far this year presents exceptional value in the bond market. As seen in the chart below, REAL YIELDS (NOMINAL YIELDS LESS INFLATION) ARE HIGH BY HISTORICAL STANDARDS.

                                  REAL YIELDS
                             HISTORICAL VS. CURRENT
                       (3, 5 &10 yr. U.S. Treasury notes)

                                     3 YR.     5 YR.    10 YR.

Historical Average (1960-Present)    2.35%     2.51%     2.71%
Apr-97                               3.12%     3.27%     3.42%

                               Source: Bloomberg

With real yields well above their historical averages, WE ARE OPTIMISTIC ABOUT THE PROSPECTS FOR THE BOND MARKET IN THE NEAR FUTURE. The continued volatility of the market presents us with ongoing opportunities to add value through adherence to our structured fixed-income style of management.


A MENU OF BOND FUND CHOICES

In the taxable funds, we offer a menu of bond fund choices, each targeted to a particular maturity segment of the bond market. Portico Short-Term Bond Market Fund is designed for investors with less tolerance for principal volatility. Intermediate maturities are represented by Portico Intermediate Bond Market Fund and for investors seeking tax-exempt income we offer Portico Tax-Exempt Intermediate Bond Fund. Portico Bond IMMDEX/TM Fund utilizes investments in the full maturity range (from cash investments to 30-year bonds or longer) to achieve total returns, which we expect will be higher than returns of either the Short-Term Bond Market and Intermediate Bond Market Funds over complete market cycles, but come with additional principal volatility.

-------------------------------------------------------------------------------
                      PORTICO FAMILY OF FIXED-INCOME FUNDS

                  SHORT-TERM     INTERMEDIATE-TERM BOND FUNDS      LONG-TERM
                  BOND FUND                                        BOND FUND

                    PORTICO         PORTICO          PORTICO         PORTICO
                   SHORT-TERM     INTERMEDIATE     TAX-EXEMPT         BOND
                      BOND            BOND        INTERMEDIATE   IMMDEX/TM FUND
                  MARKET FUND     MARKET FUND       BOND FUND
                LEHMAN BROTHERS LEHMAN BROTHERS  LEHMAN BROTHERS LEHMAN BROTHERS
   BENCHMARK       1-3 YEAR      INTERMEDIATE   5-YEAR GENERAL   GOV'T./CORP.
                  GOV'T./CORP.    GOV'T./CORP.     OBLIGATION         BOND
                   BOND INDEX      BOND INDEX      BOND INDEX         INDEX

 AVERAGE QUALITY
  OF HOLDINGS*          AA              AA              AAA             AA

AVERAGE MATURITY    2.9 YEARS       5.0 YEARS        4.9 YEARS      10.0 YEARS

    DURATION        1.7 YEARS       3.3 YEARS        4.0 YEARS       5.0 YEARS

    PRINCIPAL
   VOLATILITY          LOW           MODERATE        MODERATE          HIGH
-------------------------------------------------------------------------------

Lehman Brothers is neither a sponsor of nor affiliated with Portico Funds. An investment cannot be made in an index.
Average quality, maturity and duration reflect the portfolio as of April 30, 1997, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in the current prospectus.

* Dollar weighted average quality of portfolio securities held by the Funds.


LOOKING AHEAD - THE FORECAST

Looking ahead at the next six months, we see continued volatility for the fixed-income markets, moderate economic growth, and inflation averaging in the range of 3%. However, interest rates at current levels are sufficiently high enough to produce attractive real, or inflation-adjusted yields. As always, we continue to advocate "staying the course", knowing that the Funds have achieved competitive relative returns and our structured approach allows you to reasonably compare the volatility of our fund offerings.

We appreciate your continued confidence in the Portico Funds and look forward to providing you with the benefits of our structured fixed-income investment strategies.

MARY ELLEN STANEK, CFA
TERESA R. WESTMAN, CFA
DANIEL A. TRANCHITA, CFA
WARREN D. PIERSON, CFA
Portfolio Managers
Firstar Investment Research & Management Company


                          SHORT-TERM BOND MARKET FUND
Portico Short-Term Bond Market Fund seeks to provide an annual rate of total return comparable to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with short to intermediate remaining maturities.

This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 2.9 YEARS, and a DURATION OF 1.7 YEARS. Because Portico Short-Term Bond Market Fund's duration of 1.7 years is the shortest of all the Portico taxable bond funds, it will display the least downward price movement when interest rates increase, but will also exhibit the least upward price appreciation when interest rates decrease.

In fact, the shorter average maturity and duration of this Fund benefited its performance, relative to longer funds, for the six months ended April 30, 1997. The increase in interest rates (2-year U.S. Treasury rates increased by almost 0.5% to 6.3%) resulted in a six-month total return for the Fund of +2.31% which compares favorably to the benchmark total return of +2.26% for the same period. For the twelve months ended April 30, 1997, 2-year interest rates ended slightly higher from their beginning levels. This resulted in a total return for the Fund of +5.94% versus its benchmark's return of +6.16%.

While the Fund's duration is the single most significant determinant of its return, the Fund's quality, sector allocation, and maturity structure (yield curve positioning) are also important. IN TERMS OF QUALITY, OVER HALF (65%) OF THE FUND IS INVESTED IN OBLIGATIONS RATED AAA OR HIGHER. These obligations are primarily composed of U.S. Treasury and agency obligations and asset-backed securities.

The Fund is over-weighted in several sectors. For many years we have utilized securities backed by credit card receivables and auto loan receivables as a substitute for other non-U.S. Treasury securities. The asset-backed securities that we own tend to be very highly rated (Aaa/AAA), and very liquid. We believe they have contributed favorably to the Fund's performance. Other sectors that have helped the Fund are finance, banking, and brokerage issues, international securities (all are denominated in U.S. dollars), and selected mortgage-backed securities. GIVEN THE HEALTHY U.S. ECONOMIC OUTLOOK, WE ANTICIPATE THAT OUR NON-TREASURY HOLDINGS WILL CONTINUE TO ADD VALUE TO THE PORTFOLIO.

In terms of the Fund's maturity structure, its emphasis on bonds with 2-3 years remaining to maturity has helped as the yield curve flattened slightly in response to anticipated Federal Reserve tightening. This performance advantage was somewhat offset by the underperformance of very short maturity bonds. Overall, we feel we have a portfolio maturity structure that will generate a modest benefit for the remainder of the year.

Since Portico Short-Term Bond Market Fund's inception on 12/29/89, we have adhered to the same, disciplined management approach. The past 7+ years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Portico Short-Term Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future.

We look forward to continuing to serve you as Portico Fund shareowners.

(Pictures)

MARY ELLEN STANEK, CFA                  DANIEL A. TRANCHITA, CFA

PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company (FIRMCO) and DANIEL A. TRANCHITA, CFA, Vice President and Portfolio Manager, co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Dan since January 1, 1993. Mary Ellen has 18 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Mary Ellen and Dan are both Chartered Financial Analysts.

                     12/29/89      10/90       10/91        10/92       10/93        10/94       10/95        10/96        4/97
PORTICO SHORT-TERM
  BOND MARKET FUND -
  A - NO LOAD        $10,000      $10,464     $11,865      $12,966     $13,835      $14,037     $15,264      $16,109     $16,461
PORTICO SHORT-TERM
  BOND MARKET FUND -
  A - LOAD*          $ 9,800      $10,259     $11,632      $12,713     $13,567      $13,769     $14,972      $15,801     $16,147

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                         Fiscal                               Since Inception
                      Year-To-Date   1 Year  3 Years  5 Years     12/29/89
PORTICO SHORT-TERM
  BOND MARKET FUND -
  A - NO LOAD             2.2         5.7      6.1      6.0         7.0
PORTICO SHORT-TERM
  BOND MARKET FUND -
  A - LOAD*               0.1         3.6      5.4      5.6         6.7
LEHMAN BROTHERS
  1-3 YEAR GOV'T./
  CORP. BOND INDEX**      2.3         6.2      6.3      5.7         7.0

* Reflects maximum sales charge of 2.0%.

** The Lehman Brothers 1-3 Year Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; not more than three years remaining to maturity; and minimum outstanding par value of $100 million. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)


SECTOR DISTRIBUTION
4/30/97
U.S. TREASURY                             20%
U.S. GOVERNMENT AGENCY                     0%
MORTGAGE-BACKED                           23%
FINANCE, BANKING, BROKERAGE               16%
INDUSTRIAL                                 9%
UTILITY                                    3%
INTERNATIONAL/YANKEE                       2%
ASSET-BACKED                              23%
CASH                                       1%
TAXABLE MUNICIPAL                          3%
TOTAL                                    100%

PORTFOLIO COMPOSITION 4/30/97
AVERAGE MATURITY                    2.9 YEARS
AVERAGE DURATION                    1.7 YEARS

QUALITY DISTRIBUTION 4/30/97
U.S. TREASURY                             20%
U.S. GOVERNMENT AGENCY                    13%
Aaa                                       32%
Aa                                         5%
A                                         25%
Baa                                        5%
TOTAL                                    100%

SEC 30-DAY YIELD
6.39%

TOTAL FUND NET ASSETS 4/30/97
$219,010,579


                         INTERMEDIATE BOND MARKET FUND
Portico Intermediate Bond Market Fund seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Intermediate
Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with long remaining maturities, (10 years or longer), in addition to shorter bonds and notes.

The Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF FIVE YEARS, and a DURATION IN EXCESS OF THREE YEARS. Because Intermediate Bond Market Fund's duration of 3.3 years is between the durations of the other Portico taxable bond funds, when interest rates increase it will display more downward price movement than the Short-Term Bond Market Fund and less than the Bond IMMDEX/TM Fund. But, when interest rates decrease, this Fund will exhibit more upward price appreciation than Short-Term Bond Market Fund and less than the Bond IMMDEX/TM Fund.

In fact, the Fund's intermediate average maturity and duration somewhat sheltered its performance, relative to longer funds, for the six months ended April 30, 1997. An increase in interest rates (5-year U.S. Treasury rates increased by almost 0.5% to 6.6%) resulted in a six-month total return for the Fund of +1.72% which is comparable to the Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index which had a total return of +1.74% for the same period. For the twelve months ended April 30, 1997, 5-year interest rates ended only slightly higher than their beginning levels. This resulted in a total return for the Fund of +6.25% versus its benchmark's return of +6.41%.

While the Fund's duration is the single most significant determinant of its return, the Fund's quality, sector allocation, and maturity structure (yield curve positioning) are also important. IN TERMS OF QUALITY, OVER HALF (62%) OF THE FUND IS INVESTED IN OBLIGATIONS RATED AAA OR HIGHER. These obligations are primarily composed of U.S. Treasury and agency obligations and asset-backed securities.

The Fund is over-weighted in several sectors. For many years we have utilized securities backed by credit card receivables and auto loan receivables as a substitute for other non-U.S. Treasury securities. The asset-backed securities that we own tend to be very highly rated (Aaa/AAA), and very liquid. We believe they have contributed favorably to the Fund's performance. Other sectors that have helped the Fund are finance, banking, and brokerage issues, international securities (all are denominated in U.S. dollars), and selected mortgage-backed securities. GIVEN THE HEALTHY U.S. ECONOMIC OUTLOOK, WE ANTICIPATE OUR NON-TREASURY HOLDINGS WILL CONTINUE TO ADD VALUE TO THE PORTFOLIO.

In terms of the Fund's maturity structure, our underweighting of bonds with less than two years remaining to maturity has definitely helped as the yield curve flattened in response to anticipated Federal Reserve tightening. This performance advantage was somewhat offset by the underperformance of our three - four year maturity bonds. Overall, we feel we have a portfolio maturity structure that will generate a modest benefit for the remainder of the year.

Since Portico Intermediate Bond Market Fund's inception on 1/5/93, we have adhered to the same, disciplined management approach. The past 4+ years have brought us more volatility in the fixed income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Portico Intermediate Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future.

We look forward to continuing to serve you as Portico Fund shareowners.

(Pictures)

MARY ELLEN STANEK, CFA                  TERESA R. WESTMAN, CFA

PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund since its inception on January 5, 1993. Mary Ellen has 18 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has ten years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.

                      1/5/93    10/93     10/94     10/95     10/96      4/97
PORTICO INTERMEDIATE
  BOND MARKET FUND -
  A - NO LOAD        $10,000   $10,858   $10,671   $11,956   $12,614   $12,815
PORTICO INTERMEDIATE
  BOND MARKET FUND -
  A - LOAD*          $ 9,800   $10,646   $10,463   $11,723   $12,369   $12,566

This chart assumes an initial investment of $10,000 made on 1/5/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                         Fiscal                      Since Inception
                      Year-To-Date   1 Year  3 Years      1/5/93
PORTICO INTERMEDIATE
  BOND MARKET FUND -
  A - NO LOAD             1.6         6.0      6.6         5.9
PORTICO INTERMEDIATE
  BOND MARKET FUND -
  A - LOAD*              (0.5)        3.8      5.9         5.4
LEHMAN BROTHERS
  INTERMEDIATE GOV'T./
  CORP. BOND INDEX**      1.7         6.4      6.9         6.1

 * Reflects maximum sales charge of 2.0%.

** The Lehman Brothers Intermediate Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
4/30/97
U.S. TREASURY                             24%
U.S. GOVERNMENT AGENCY                     0%
MORTGAGE-BACKED                           11%
FINANCE, BANKING, BROKERAGE               25%
INDUSTRIAL                                 6%
INTERNATIONAL                              5%
UTILITY                                    1%
ASSET-BACKED                              25%
TAXABLE MUNICIPAL                          1%
CASH                                       2%
TOTAL                                    100%

PORTFOLIO COMPOSITION 4/30/97
AVERAGE MATURITY                    5.0 YEARS
AVERAGE DURATION                    3.3 YEARS

QUALITY DISTRIBUTION 4/30/97
U.S. TREASURY                             25%
U.S. GOVERNMENT AGENCY                    10%
Aaa                                       27%
A                                         32%
Baa                                        6%
TOTAL                                    100%

SEC 30-DAY YIELD
6.50%

TOTAL FUND NET ASSETS 4/30/97
$212,543,362


                       TAX-EXEMPT INTERMEDIATE BOND FUND
Portico Tax-Exempt Intermediate Bond Fund seeks to provide current income exempt from federal income taxes and emphasizes total return with relatively low volatility of principal. Currently, the Fund does not purchase any issues which are subject to the alternative minimum tax.

In order to achieve its objectives, the Fund first targets bonds of short- and intermediate-term maturity. These bonds have a lower price sensitivity to changes in interest rates than longer maturity bonds and, therefore, tend to be more stable in value. The limited volatility of these short and intermediate maturities has sheltered the Fund from rising rates so far this year. As of April 30, 1997, THE FUND HAS AN AVERAGE MATURITY OF 4.9 YEARS; considerably shorter than the typical municipal bond fund which, according to Lipper Analytical Services, has an average maturity of 19 years.

Second, the Fund focuses on high quality holdings. As of April 30, 1997, 70% OF THE FUND'S HOLDINGS ARE SECURED WITH U.S. TREASURY ISSUES (prerefunded municipal bonds) and the Fund has an average quality rating of AAA. Holding issues of superior quality has protected the Fund from widening credit spreads seen so far in 1997.

Third, the Fund's maturity structure enhanced its performance. Concentrations of holdings in 3-5 year maturities and 9-12 year maturities enabled the Fund to capitalize on a flattening yield curve.

We appreciate your continued confidence in Portico Tax-Exempt Intermediate Bond Fund.

(Picture)

WARREN D. PIERSON, CFA

PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
WARREN D. PIERSON, CFA, Vice President and Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO) has managed the Fund since June 22, 1993. Since joining Firstar in 1985, his responsibilities have included trading government and government agency issues, as well as money market instruments. His current portfolio management responsibilities focus on the tax-exempt bond market. Warren received his BA from Lawrence University in 1984, and has 12 years of investment management experience. He is a Chartered Financial Analyst, as well as a member of the Association for Investment Management and Research and the Milwaukee Investment Analysts Society.

                      2/8/93    10/93     10/94     10/95     10/96      4/97
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND
  FUND - A - NO LOAD $10,000   $10,536   $10,459   $11,408   $11,849   $11,998
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND
  FUND - A - LOAD*   $ 9,800   $10,329   $10,254   $11,184   $11,616   $11,763

This chart assumes an initial investment of $10,000 made on 2/8/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                              Fiscal                          Since Inception
                           Year-To-Date    1 Year   3 Years        2/8/93
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND
  FUND - A - NO LOAD            1.3         4.0       4.9           4.4
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND
  FUND - A - LOAD*             (0.8)        1.9       4.2           3.9
LEHMAN BROTHERS
  5 YEAR GENERAL
  OBLIGATION BOND INDEX**       1.6         4.8       5.7           5.2

 * Reflects maximum sales charge of 2.0%.

** The Lehman Brothers 5 Year General Obligation Bond Index, an unmanaged index, is a total return performance benchmark for the investment-grade tax-exempt bond market. To be included in this index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a maturity amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of 4 to 6 years. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A shares has been restated to reflect the impact of the sales charge. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
4/30/97
GENERAL OBLIGATIONS                        2%
ESCROWED/PREREFUNDED                      70%
INSURED                                   17%
REVENUE                                   11%
CASH                                       0%
TOTAL                                    100%

QUALITY DISTRIBUTION 4/30/97
Aaa                                       93%
Aa                                         5%
A                                          2%
TOTAL                                    100%

PORTFOLIO COMPOSITION 4/30/97
AVERAGE MATURITY                    4.9 YEARS
AVERAGE DURATION                    4.0 YEARS

SEC 30-DAY YIELD
4.47%

TOTAL FUND NET ASSETS 4/30/97
$52,124,009


                              BOND IMMDEX/TM FUND
Portico Bond IMMDEX/TM Fund seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with very long remaining maturities, (30 years or longer), in addition to shorter bonds and notes.

The Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 10 YEARS and a DURATION OF FIVE YEARS. Because Bond IMMDEX/TM Fund's duration of five years is the longest of all the Portico taxable bond funds, it will display the greatest downward price movement when interest rates increase, but will exhibit the greatest upward price appreciation when interest rates decrease.

In fact, the longer average maturity and duration of this Fund hampered its performance, relative to shorter funds, for the six months ended April 30, 1997. An increase in interest rates (10-year U.S. Treasury rates increased by almost 0.4% to 6.7%) resulted in a six-month total return for the Fund of +1.45% which compares favorably to the Fund's benchmark, the Lehman Brothers Government Corporate Bond Index which had a total return of +1.30% for the same period. For the twelve months ended April 30, 1997, 10-year interest rates ended very near to their beginning levels. This resulted in a total return for the Fund of +6.80% versus its benchmark's return of +6.72%.

While the Fund's duration is the single most significant determinant of its return, the Fund's quality, sector allocation, and maturity structure (yield curve positioning) are also important. IN TERMS OF QUALITY, OVER HALF (53%) OF THE FUND IS INVESTED IN OBLIGATIONS RATED AAA OR HIGHER. These obligations are primarily composed of U.S. Treasury and agency obligations and asset-backed securities.

The Fund is over-weighted in several sectors. For many years we have utilized securities backed by credit card receivables and auto loan receivables as a substitute for other non-U.S. Treasury securities. The asset-backed securities that we own tend to be very highly rated (Aaa/AAA), and very liquid. We believe they have contributed favorably to the Fund's performance. Other sectors that have helped the Fund are finance, banking and brokerage issues, international securities (all are denominated in U.S. dollars), and selected mortgage-backed securities. GIVEN THE HEALTHY U.S. ECONOMIC OUTLOOK, WE ANTICIPATE OUR NON-TREASURY HOLDINGS WILL CONTINUE TO ADD VALUE TO THE PORTFOLIO.

In terms of the Fund's maturity structure, its emphasis on bonds with 15-20 years remaining to maturity has definitely helped as the yield curve flattened slightly in response to anticipated Federal Reserve tightening. This performance advantage was somewhat offset by the underperformance of very short maturity bonds. Overall, we feel we have a portfolio maturity structure that will generate a modest benefit for the remainder of the year.

Since Portico Bond IMMDEX/TM Fund's inception on 12/29/89, we have adhered to the same, disciplined management approach. The past 7+ years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Portico Bond IMMDEX/TM Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future.

We look forward to continuing to serve you as Portico Fund shareowners.

(Pictures)

MARY ELLEN STANEK, CFA                  TERESA R. WESTMAN, CFA

PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund - Mary Ellen since its inception on December 29, 1989 and Teresa since January 1, 1992. Mary Ellen has 18 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has ten years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.

                                    12/29/89   10/90     10/91     10/92     10/93     10/94     10/95     10/96      4/97
PORTICO BOND IMMDEX/TM FUND -
  A - NO LOAD                        $10,000  $10,421   $12,105   $13,375   $15,154   $14,565   $16,903   $17,758   $17,993
PORTICO BOND IMMDEX/TM FUND -
  A - LOAD*                          $ 9,800  $10,213   $11,863   $13,108   $14,851   $14,274   $16,565   $17,403   $17,633

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997
                            Fiscal                               Since Inception
                         Year-To-Date  1 Year  3 Years  5 Years     12/29/89
PORTICO BOND IMMDEX/TM
  FUND - A - NO LOAD         1.3         6.5     7.4      7.5          8.3
PORTICO BOND IMMDEX/TM
  FUND - A - LOAD*          (0.7)        4.4     6.7      7.1          8.0
LEHMAN BROTHERS GOV'T./
  CORP. BOND INDEX**         1.3         6.7     7.4      7.5          8.3

 * Reflects maximum sales charge of 2.0%.

** The Lehman Brothers Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
4/30/97
U.S. TREASURY                             26%
U.S. GOVERNMENT AGENCY                     0%
MORTGAGE-BACKED                            7%
FINANCE, BANKING, BROKERAGE               29%
INDUSTRIAL                                10%
UTILITY                                    2%
INTERNATIONAL                              7%
ASSET-BACKED                              15%
TAXABLE MUNICIPAL                          0%
CASH                                       4%
TOTAL                                    100%

PORTFOLIO COMPOSITION 4/30/97
AVERAGE MATURITY                   10.0 YEARS
AVERAGE DURATION                    5.0 YEARS

QUALITY DISTRIBUTION 4/30/97
U.S. TREASURY                             26%
U.S. GOVERNMENT AGENCY                     6%
Aaa                                       20%
Aa                                         2%
A                                         35%
Baa                                       11%
TOTAL                                    100%

SEC 30-DAY YIELD
6.83%

TOTAL FUND NET ASSETS 4/30/97
$416,010,756



STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1997
(UNAUDITED)                    SHORT-TERM INTERMEDIATE  TAX-EXEMPT       BOND
                              BOND MARKET  BOND MARKET INTERMEDIATE   IMMDEX/TM
                                  FUND        FUND       BOND FUND       FUND
                               ----------  ----------   ----------    ---------
ASSETS
  Investments, at value (cost
     $218,174, $210,491,
     $51,063 and $406,095,
     respectively)              $216,353    $209,961     $ 51,184     $409,508
  Interest receivable              2,964       3,177          983        6,710
  Capital shares sold                100          20            7          127
  Cash                                 -           -            -            3
  Other assets                        28          29           15           28
                              ----------  ----------   ----------   ----------

     Total Assets                219,445     213,187       52,189      416,376
                              ----------  ----------   ----------   ----------

LIABILITIES:
  Payable for securities
     purchased                         -         495            -           98
  Capital shares redeemed            264           1            -           49
  Payable to affiliates              128         115           44          182
  Accrued expenses and
     other liabilities                42          33           21           36
                              ----------  ----------   ----------   ----------

     Total Liabilities               434         644           65          365
                              ----------  ----------   ----------   ----------

NET ASSETS                      $219,011    $212,543     $ 52,124     $416,011
                              ==========  ==========   ==========   ==========

NET ASSETS CONSIST OF:
  Capital stock                  222,412     214,313       52,112      413,274
  Undistributed net
     investment income               104         103           16          215
  Undistributed accumulated
     net realized (losses)       (1,684)     (1,343)        (125)        (891)
  Unrealized net appreciation
     (depreciation) on
     investments                 (1,821)       (530)          121        3,413
                              ----------  ----------   ----------   ----------

     Total Net Assets           $219,011    $212,543     $ 52,124     $416,011
                              ==========  ==========   ==========   ==========
SERIES A:
  Net assets                    $ 60,433    $ 19,113     $ 12,137     $ 49,777
  Shares authorized ($.0001
     par value)                  500,000     500,000      500,000      500,000
  Shares issued and
     outstanding                   5,938       1,899        1,198        1,839
  Net asset value and
     redemption price
     per share (1)                $10.18      $10.06       $10.13       $27.07
                              ==========  ==========   ==========   ==========
  Maximum offering price
     per share (1)                $10.39      $10.27       $10.34       $27.62
                              ==========  ==========   ==========   ==========

SERIES INSTITUTIONAL:
  Net assets                    $158,578    $193,430     $ 39,987     $366,234
  Shares authorized ($.0001
     par value)                  500,000     500,000      500,000      500,000
  Shares issued and
     outstanding                  15,582      19,224        3,946       13,524
  Net asset value,
     redemption price and
     offering price
     per share (1)                $10.18      $10.06       $10.13       $27.08
                              ==========  ==========   ==========   ==========

  (1) Amounts may not recalculate due to rounding.

                     See notes to the financial statements.



STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)                    SHORT-TERM INTERMEDIATE  TAX-EXEMPT       BOND
                              BOND MARKET  BOND MARKET INTERMEDIATE   IMMDEX/TM
                                  FUND        FUND       BOND FUND       FUND
                               ----------  ----------   ----------    ----------

INVESTMENT INCOME:
  Interest income                 $7,070      $6,636       $1,211      $14,121
                                --------    --------     --------     --------

EXPENSES:
  Investment advisory fees           653         506          124          624
  Administration fees                127         118           29          243
  Shareowner servicing
     and accounting costs             81          60           40           74
  Service organization
     fees - Series A                  75          23           14           58
  Custody fees                        19          18            7           39
  Federal and state
     registration fees                16          15            6           18
  Professional fees                   10          14           12           14
  Reports to shareowners              20           7            6           12
  Amortization of
     organization costs                -           1            1            -
  Directors' fees and expenses         3           2            3            2
  Other                                4           2            1            3
                                --------    --------     --------     --------

  Total expenses before waiver     1,008         766          243        1,087
     Less: Waiver of expenses      (388)       (237)        (105)        (146)
                                --------    --------     --------     --------
     Net expenses                    620         529          138          941
                                --------    --------     --------     --------

NET INVESTMENT INCOME              6,450       6,107        1,073       13,180
                                --------    --------     --------     --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
     on investment transactions    (149)       (281)         (25)          259
  Change in unrealized
     appreciation (depreciation)
     on investments              (1,530)     (2,347)        (389)      (7,232)
                                --------    --------     --------     --------

     Net loss on investments     (1,679)     (2,628)        (414)      (6,973)
                                --------    --------     --------     --------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS         $4,771      $3,479       $  659      $ 6,207
                                ========    ========     ========     ========

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                     SHORT-TERM              INTERMEDIATE              TAX-EXEMPT                  BOND
                                     BOND MARKET              BOND MARKET           INTERMEDIATE BOND            IMMDEX/TM
                                        FUND                     FUND                     FUND                     FUND
                                --------------------     --------------------     --------------------     --------------------
                                Six months      Year     Six months      Year     Six months      Year     Six months      Year
                                   ended       ended        ended       ended        ended       ended        ended       ended
                                 Apr. 30,     Oct. 31,    Apr. 30,     Oct. 31,    Apr. 30,     Oct. 31,    Apr. 30,     Oct. 31,
                                   1997         1996        1997         1996        1997         1996        1997         1996
                                 --------     --------    --------     --------    --------     --------    --------     --------
                                (Unaudited)              (Unaudited)              (Unaudited)              (Unaudited)
OPERATIONS:
 Net investment income           $  6,450    $ 10,830     $  6,107   $   9,912      $ 1,073     $ 1,668     $ 13,180      $ 22,285
 Net realized gain (loss)
   on investments                   (149)          92        (281)         773         (25)          43          259         (167)
 Change in unrealized
   appreciation (depreciation)
   on investments                 (1,530)     (1,102)      (2,347)     (1,245)        (389)        (88)      (7,232)       (2,584)
                                ---------   ---------    ---------   ---------    ---------   ---------    ---------     ---------
 Net increase in net assets
   resulting from operations        4,771       9,820        3,479       9,440          659       1,623        6,207        19,534
                                ---------   ---------    ---------   ---------    ---------   ---------    ---------     ---------

CAPITAL SHARE TRANSACTIONS:
 Shares sold                       38,473     103,118       38,150      84,747       10,452      24,183       59,175       142,933
 Shares issued to owners in
   reinvestment of dividends        5,586       9,114        3,832       6,299          431         738       11,290        19,366
 Shares redeemed                 (29,689)    (47,577)     (17,684)    (40,206)      (5,687)    (12,833)     (60,726)      (58,472)
                                ---------   ---------    ---------   ---------    ---------   ---------    ---------     ---------
 Net increase in net assets
   resulting from
   capital share transactions      14,370      64,655       24,298      50,840        5,196      12,088        9,739       103,827
                                ---------   ---------    ---------   ---------    ---------   ---------    ---------     ---------

DISTRIBUTIONS TO SERIES A
SHAREOWNERS:
 From net investment income       (1,725)     (3,056)        (525)       (816)        (234)       (371)      (1,435)       (1,987)
                                ---------   ---------    ---------   ---------    ---------   ---------    ---------     ---------

DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS:
 From net investment income       (4,714)     (7,799)      (5,569)     (9,121)        (839)     (1,304)     (11,727)      (20,296)
                                ---------   ---------    ---------   ---------    ---------   ---------    ---------     ---------

TOTAL INCREASE IN NET ASSETS       12,702      63,620       21,683      50,343        4,782      12,036        2,784       101,078

NET ASSETS:
 Beginning of period              206,309     142,689      190,860     140,517       47,342      35,306      413,227       312,149
                                ---------   ---------    ---------   ---------    ---------   ---------    ---------     ---------

 End of period (including
   undistributed net investment
   income of $104, $92,
   $103, $89, $16, $15, $215
   and $197, respectively)       $219,011    $206,309     $212,543    $190,860      $52,124     $47,342     $416,011      $413,227
                                =========   =========    =========   =========    =========   =========    =========     =========


                                               See notes to the financial statements.


FINANCIAL HIGHLIGHTS
                                                        SHORT-TERM BOND MARKET FUND
                                                       -----------------------------
                                Six months ended            Year ended                Year ended
                                 April 30, 1997          October 31, 1996        October 31, 1995<F3>     Year ended October 31,
                             -----------------------   ---------------------    -----------------------   ----------------------
                             Series A  Series Inst'l. Series A  Series Inst'l.   Series A Series Inst'l.    1994   1993  1992<F2>
                             --------  -------------- --------- -------------   ---------  -------------    ----   ----  --------
Per Share Data:                    (Unaudited)
Net asset value,
 beginning of period          $10.25       $10.25      $10.28       $10.28        $10.03      $10.03     $10.56    $10.60   $10.33

Income from investment
operations:
 Net investment income<F4>      0.29         0.30    0.58<F9>     0.61<F9>          0.61        0.63       0.56      0.58     0.64
 Net realized and unrealized
   gains (losses) on
   securities                 (0.07)       (0.07)      (0.03)       (0.03)          0.24        0.24     (0.41)      0.10     0.29
                            --------     --------    --------     --------      --------    --------   --------  -------- --------
 Total from investment
   operations                   0.22         0.23        0.55         0.58          0.85        0.87       0.15      0.68     0.93
                            --------     --------    --------     --------      --------    --------   --------  -------- --------

Less distributions:
 Dividends from net
   investment income          (0.29)       (0.30)      (0.58)       (0.61)        (0.60)      (0.62)     (0.56)    (0.58)   (0.64)
 Distributions from
   capital gains                   -            -           -            -             -           -     (0.12)    (0.14)   (0.02)
                            --------     --------    --------     --------      --------    --------   --------  -------- --------
 Total distributions          (0.29)       (0.30)      (0.58)       (0.61)        (0.60)      (0.62)     (0.68)    (0.72)   (0.66)
                            --------     --------    --------     --------      --------    --------   --------  -------- --------

Net asset value, end
 of period                    $10.18       $10.18      $10.25       $10.25        $10.28      $10.28     $10.03    $10.56   $10.60
                            ========     ========    ========     ========      ========    ========   ========  ======== ========

Total return<F5><F6>           2.19%        2.31%       5.54%        5.80%         8.74%       8.95%      1.46%     6.70%    9.28%

Supplemental data and ratios:
 Net assets, in thousands,
   end of period             $60,433     $158,578     $58,843     $147,466       $47,730     $94,959   $122,368  $142,518 $129,409
 Ratio of net expenses
   to average net assets<F7>   0.75%        0.50%       0.75%        0.50%         0.69%       0.50%      0.50%     0.52%    0.60%
 Ratio of net investment
   income to average net
   assets<F7>                  5.74%        5.99%       5.67%        5.92%         6.04%       6.23%      5.43%     5.53%    6.00%

 Portfolio turnover
   rate<F8>                   25.91%       25.91%      59.62%       59.62%       100.58%     100.58%     76.13%    87.62%   82.20%

<F1> Commencement of operations.
<F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F4> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F5> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1997, for all Funds.
<F6> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds, and
     for the periods ended April 30, 1997, for all Funds.
<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                               See notes to the financial statements.


FINANCIAL HIGHLIGHTS

                                                                 INTERMEDIATE BOND MARKET FUND
                                                                 ------------------------------
                                Six months ended            Year ended                Year ended       Year ended Jan. 5, 1993<F1>
                                 April 30, 1997          October 31, 1996        October 31, 1995<F3>   Oct. 31,       through
                             Series A  Series Inst'l. Series A  Series Inst'l.   Series A Series Inst'l.  1994      Oct. 31, 1993
                             --------  -------------- --------- -------------    --------  -------------  ----     --------------
Per Share Data:                    (Unaudited)
Net asset value,
 beginning of period          $10.19       $10.19      $10.21       $10.21         $9.67       $9.67      $10.45        $10.00

Income from investment
operations:
 Net investment income<F4>      0.29         0.30     0.56(9)      0.59(9)          0.60        0.62        0.51          0.40
 Net realized and
   unrealized gains (losses)
   on securities              (0.13)       (0.13)      (0.02)       (0.02)          0.53        0.53      (0.69)          0.45
                            --------     --------    --------     --------      --------    --------    --------      --------
 Total from investment
   operations                   0.16         0.17        0.54         0.57          1.13        1.15      (0.18)          0.85
                            --------     --------    --------     --------      --------    --------    --------      --------

Less distributions:
 Dividends from net
   investment income          (0.29)       (0.30)      (0.56)       (0.59)        (0.59)      (0.61)      (0.51)        (0.40)
 Distributions from
   capital gains                   -            -           -            -             -           -      (0.09)             -
                            --------     --------    --------     --------      --------    --------    --------      --------
 Total distributions          (0.29)       (0.30)      (0.56)       (0.59)        (0.59)      (0.61)      (0.60)        (0.40)
                            --------     --------    --------     --------      --------    --------    --------      --------

Net asset value, end
   of period                  $10.06       $10.06      $10.19       $10.19        $10.21      $10.21       $9.67        $10.45
                            ========     ========    ========     ========      ========    ========    ========      ========

Total return<F5><F6>           1.59%        1.72%       5.51%        5.77%        12.04%      12.25%     (1.73)%         8.58%

Supplemental data and ratios:
 Net assets, in thousands,
   end of period             $19,113     $193,430     $17,392     $173,468       $11,576    $128,941     $88,306       $56,794
 Ratio of net expenses
   to average net assets<F7>   0.75%        0.50%       0.75%        0.50%         0.69%       0.50%       0.50%         0.50%
 Ratio of net investment
   income to average net
   assets<F7>                  5.80%        6.05%       5.59%        5.84%         6.07%       6.26%       5.19%         4.65%

 Portfolio turnover rate<F8>  26.10%       26.10%      59.29%       59.29%        66.69%      66.69%      56.25%        82.37%

<F1> Commencement of operations.
<F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F4> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F5> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1997, for all Funds.
<F6> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds, and
     for the periods ended April 30, 1997, for all Funds.
<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                               See notes to the financial statements.



FINANCIAL HIGHLIGHTS

                                                               TAX-EXEMPT INTERMEDIATE BOND FUND
                                                               ----------------------------------
                                Six months ended            Year ended                Year ended       Year ended Feb. 8, 1993<F1>
                                 April 30, 1997          October 31, 1996        October 31, 1995<F3>   Oct. 31,       through
                             Series A  Series Inst'l. Series A  Series Inst'l.   Series A Series Inst'l.  1994      Oct. 31, 1993
Per Share Data:              --------  -------------  --------  -------------    --------  -------------  ----      -------------
Net asset value,                    (Unaudited)
 beginning of period          $10.21       $10.21      $10.23       $10.24         $9.78       $9.78      $10.26        $10.00

Income from investment
operations:
 Net investment income<F4>      0.21         0.22     0.40(9)     0.43<F9>          0.42        0.44        0.41          0.27
 Net realized and unrealized
   gains (losses) on
   securities                 (0.08)       (0.08)      (0.01)       (0.03)          0.45        0.46      (0.48)          0.26
                            --------     --------    --------     --------      --------    --------    --------      --------
 Total from investment
   operations                   0.13         0.14        0.39         0.40          0.87        0.90      (0.07)          0.53
                            --------     --------    --------     --------      --------    --------    --------      --------

Less distributions:
 Dividends from net
   investment income          (0.21)       (0.22)      (0.41)       (0.43)        (0.42)      (0.44)      (0.41)        (0.27)
 Distributions from
   capital gains                   -            -           -            -             -           -           -             -
                            --------     --------    --------     --------      --------    --------    --------      --------
 Total distributions          (0.21)       (0.22)      (0.41)       (0.43)        (0.42)      (0.44)      (0.41)        (0.27)
                            --------     --------    --------     --------      --------    --------    --------      --------

Net asset value, end
   of period                  $10.13       $10.13      $10.21       $10.21        $10.23      $10.24       $9.78        $10.26
                            ========     ========    ========     ========      ========    ========    ========      ========

Total return<F5><F6>           1.27%        1.39%       3.87%        4.02%         9.07%       9.38%     (0.73)%         5.36%
Supplemental data and ratios:
 Net assets, in thousands,
   end of period             $12,137      $39,987     $10,690      $36,652        $7,711     $27,595     $26,167       $23,866
 Ratio of net expenses
   to average net assets<F7>   0.75%        0.50%       0.75%        0.50%         0.71%       0.51%       0.60%         0.59%
 Ratio of net investment
   income to average net
   assets<F7>                  4.14%        4.39%       3.99%        4.24%         4.25%       4.45%       4.04%         3.75%

 Portfolio turnover rate<F8>   6.68%        6.68%      30.46%       30.46%        44.13%      44.13%      58.54%         3.23%

<F1> Commencement of operations.
<F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F4> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F5> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1997, for all Funds.
<F6> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds, and
     for the periods ended April 30, 1997, for all Funds.
<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
                                               See notes to the financial statements.



FINANCIAL HIGHLIGHTS


                                                        BOND IMMDEX/TM FUND
                                                        --------------------
                                Six months ended            Year ended                Year ended
                                 April, 30, 1997         October 31, 1996        October 31, 1995<F3>     Year ended October 31,
                             ----------------------   ----------------------    ----------------------     ---------------------
Per Share Data:              Series A  Series Inst'l. Series A  Series Inst'l.   Series A Series Inst'l.    1994   1993  1992<F2>
                             --------  -------------  --------  -------------    --------  -------------    ----   ----  --------
Net asset value,                      (Unaudited)
 beginning of period          $27.54       $27.55      $27.82       $27.82        $25.67      $25.67     $28.91    $27.31   $26.50

Income from investment
operations:
 Net investment income<F4>      0.83         0.86     1.61(9)     1.70<F9>          1.68        1.74       1.65      1.68     1.75
 Net realized and unrealized
   gains (losses) on
   securities                 (0.47)       (0.47)      (0.26)       (0.27)          2.30        2.29     (2.74)      1.83     0.96
                            --------     --------    --------     --------      --------    --------   --------  -------- --------
 Total from investment
   operations                   0.37         0.39        1.35         1.43          3.98        4.03     (1.09)      3.51     2.71
                            --------     --------    --------     --------      --------    --------   --------  -------- --------

Less distributions:
 Dividends from net
   investment income          (0.83)       (0.86)      (1.63)       (1.70)        (1.79)      (1.84)     (1.65)    (1.70)   (1.76)
 Distributions from
   capital gains                   -            -           -            -        (0.04)      (0.04)     (0.50)    (0.21)   (0.14)
                            --------     --------    --------     --------      --------    --------   --------  -------- --------
 Total distributions          (0.83)       (0.86)      (1.63)       (1.70)        (1.83)      (1.88)     (2.15)    (1.91)   (1.90)
                            --------     --------    --------     --------      --------    --------   --------  -------- --------

Net asset value, end
   of period                  $27.07       $27.08      $27.54       $27.55        $27.82      $27.82     $25.67    $28.91   $27.31
                            ========     ========    ========     ========      ========    ========   ========  ======== ========

Total return<F5><F6>           1.33%        1.45%       5.06%        5.35%        16.05%      16.26%    (3.89)%    13.30%   10.49%

Supplemental data and ratios:
 Net assets, in thousands,
   end of period             $49,777     $366,234     $42,671     $370,556       $21,875    $290,274   $256,778  $260,468 $181,421
 Ratio of net expenses
   to average net assets<F7>   0.67%        0.42%       0.68%        0.43%         0.64%       0.44%      0.48%     0.50%    0.50%
 Ratio of net investment income
   to average net assets<F7>   6.12%        6.36%       5.98%        6.23%         6.31%       6.51%      6.14%     6.10%    6.92%

 Portfolio turnover rate<F8>  25.41%       25.41%      33.38%       33.38%        41.67%      41.67%     49.70%    81.18%   37.72%

<F1> Commencement of operations.
<F2> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F4> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F5> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1997, for all Funds.
<F6> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds, and
     for the periods ended April 30, 1997, for all Funds.
<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                               See notes to the financial statements.


SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 -------------

            LONG-TERM INVESTMENTS 98.4%
            ASSET-BACKED SECURITIES 23.0%
            AUTO LOAN RECEIVABLES 0.7%
            General Motors Acceptance Corp. Grantor,
    $1,289     Series 1991-A1, Class A, 8.17%, 1/02/00              $ 1,315
            USAA Auto Loan Grantor Trust, Series 1994-1,
       200      Class A, 5.00%, 11/15/99                                199
                                                                -----------
                                                                      1,514
                                                                -----------

            CREDIT CARD RECEIVABLES 16.0%
            Banc One Credit Card Master Trust:
     6,500     Series 1994-C, Class A, 7.80%, 12/15/00                6,648
     1,250     Series 1995-A, Class A, 6.15%, 7/15/02                 1,235
            Chase Manhattan Grantor Trust,
     1,203     Series 1995-B, Class A, 5.90%, 9/15/99                 1,202
            Discover Card Master Trust I:
     3,450     Series 1993-2, Class A, 5.40%, 5/15/99                 3,406
     2,000     Series 1993-B, Class A, 6.75%, 2/15/00                 2,001
            First Chicago Master Trust II, Series 1994-L,
     3,500     Class A, 7.15%, 4/15/01                                3,541
            First Deposit Master Trust, Series 1995-2,
     4,000     Class A, 6.05%, 6/15/98                                3,998
            Household Affinity Credit Card Master Trust I,
       500     Series 1993-2, Class A, 5.60%, 11/15/00                  486
            NationsBank Credit Card Master Trust,
     3,668     Series 1995-1, Class A, 6.45%, 8/15/00                 3,652
            Sears Credit Account Master Trust,
     5,050     Series 1994-1, Class A, 7.00%, 8/15/00                 5,107
            Signet Master Trust, Series 1993-1, Class A,
     3,900     5.20%, 10/15/98                                        3,845
                                                                -----------
                                                                     35,121
                                                                -----------

            HOME EQUITY LOAN RECEIVABLES 6.3%
            EQCC Home Equity Loan Trust,
       810     Series 1994-3, Class A2, 7.44%, 8/15/05                  800
            GE Home Equity Loan Asset-Backed Certificates:
       426     Series 1991-1, Class A, 7.20%, 8/30/11                   429
     2,500     Series 1991-1, Class B, 8.70%, 9/15/11                 2,491
            Household Finance Corp.:
     1,679     Series 1992-2, Class A3, 5.25%, 10/20/07               1,676
       825     Series 1992-2, Class A, 6.65%, 11/20/12                  822
            Security Pacific Home Equity Loan:
     1,515     Series 1991-1, 8.85%, 5/15/98                          1,552
     2,982     Series 1991-2, 8.15%, 6/15/20                          3,021
            U.S. Home Equity Loan Certificates:
       812     Series 1991-2, Class A, 8.50%, 4/15/21                   816
     2,200     Series 1991-2, Class B, 9.125%, 4/15/21                2,235
                                                                -----------
                                                                     13,842
                                                                -----------
            CORPORATE BONDS 28.1%
            Atlantic Richfield Notes,
     4,169     10.25%, 7/02/00                                        4,251



   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            CORPORATE BONDS 28.1% (CONT.)
            Bear Stearns Company Senior Notes,
    $1,000     6.75%, 8/15/00                                       $   995
            Big Rivers Electric Corporation
            Coop Utility Trust Certificates,
     1,500     9.50%, 2/15/17                                         1,604
            BP America, Inc. Guaranteed Debentures,
     2,000     10.00%, 7/01/18                                        2,166
            Chase Manhattan Corp. Subordinated Notes:
     1,350     10.375%, 3/15/99                                       1,437
       700     10.00%, 6/15/99                                          746
            Chrysler Corp. Debentures,
     2,250     10.95%, 8/01/17                                        2,392
            Continental Bank Subordinated Notes,
     1,840     11.25%, 7/01/01                                        1,923
            Deseret Generation & Transmission Coop Debentures,
     1,000     10.11%, 12/15/17                                       1,071
            Ford Capital Debentures,
     2,010     9.00%, 8/15/98                                         2,071
            Ford Motor Credit Co., Notes:
       630     8.875%, 6/15/99                                          657
       750     8.375%, 1/15/00                                          780
            General Motors Acceptance Corp. Notes,
     3,600     7.75%, 1/15/99                                         3,669
            GTE Corp. Debentures,
     4,525     10.75%, 9/15/17                                        4,810
            Heller Financial, Inc. Notes,
     2,790     8.00%, 12/15/98                                        2,848
            Joy Technologies, Inc. Senior Notes,
     4,600     10.25%, 9/01/03                                        5,020
            Lehman Brothers Holdings, Inc. Debentures:
     3,000     8.875%, 11/01/98                                       3,096
     1,000     9.875%, 10/15/00                                       1,079
            Lehman Brothers Holdings, Inc. Notes:
     2,225     7.625%, 7/15/99                                        2,265
     1,100     6.65%, 11/08/99                                        1,086
            Lehman Brothers, Inc. Senior Subordinated Notes:
       750     7.625%, 8/01/98                                          760
     2,302     10.00%, 5/15/99                                        2,440
            Paine Webber Group, Inc. Medium Term Notes:
     1,000     5.83%, 2/02/99                                           986
     1,000     6.31%, 7/22/99                                           989
            Salomon, Inc. Medium Term Notes,
     1,500     10.125%, 6/01/99                                       1,599
            Salomon, Inc. Senior Notes:
       800     7.75%, 5/15/00                                           817
            Smith Barney Holdings, Inc. Notes,
     3,150     5.625%, 11/15/98                                       3,108
            Torchmark Corp. Debentures,
     3,600     9.625%, 5/01/98                                        3,706
            USF&G Corporation Senior Notes,
     3,075     7.00%, 5/15/98                                         3,089
                                                                -----------
                                                                     61,460
                                                                -----------


SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            MORTGAGE-BACKED SECURITIES 9.1%
            Citicorp Mortgage Securities, Inc.,
            Real Estate Mortgage Investment Conduit (REMIC),
    $  519     Series 1991-7, Class M, 8.75%, 5/25/21               $   526
            Collateralized Mortgage Securities Corp.,
     1,184     Series 1991-6, Class PH, 7.00%, 5/20/20                1,182
            Green Tree Financial Corp. Pass-Thru Certificates:
     1,000     Series 1993-3, Class A4, 5.45%, 10/15/18                 987
     3,865     Series 1993-4, Class A2, 5.85%, 1/15/19                3,860
            Marine Midland, Real Estate Mortgage Investment
               Conduit (REMIC), Series 1992-3, Class A12,
     1,690     8.00%, 10/25/23                                        1,660
            Merrill Lynch Mortgage Investors, Inc.,
     1,807     Series 1992-B, Class A, 7.85%, 4/15/12                 1,830
            Morgan Stanley Mortgage Trust,
     1,979     Series 40, Class 6, 7.00%, 2/20/20                     1,980
            Prudential-Bache CMO Trust,
     1,002     Series 8, Class E, 7.965%, 3/01/18                     1,006
            Prudential Home Mortgage Securities,
       949     Series 1993-24, Class A1, 5.50%, 6/25/00                 935
            Prudential Securities Financial Asset FDG Corp.,
     1,150     Series 1993-4, Class A3, 6.83%, 9/25/09                1,141
            Resolution Trust Corp.:
       250     Series 1992-MH2, Class B, 7.95%, 2/15/04                 251
       532     Series 1992-MH2, Class A1, 7.00%, 2/15/19                533
            Security Pacific Acceptance Corp.:
       665     Series 1992-2, Class A2, 7.10%, 5/15/12                  667
     3,250     Series 1992-2, Class A3, 7.50%, 6/15/12                3,295
                                                                -----------
                                                                     19,853
                                                                -----------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 1.2%
            Hydro-Quebec Debentures,
     1,250     13.375%, 2/15/13                                       1,373
            Quebec Province CDA Debentures,
     1,000     13.25%, 9/15/14                                        1,173
                                                                -----------
                                                                      2,546
                                                                -----------

            TAXABLE MUNICIPAL 3.2%
            California State Water Department,
     2,000     Series E, 9.875%, 12/01/24                             2,270
            Florida Housing Finance Agency:
       450     Antigua Club-A-2, 8.625%, 8/01/01                        468
       425     Brittany Apartments-C-2, 8.625%, 8/01/02                 444
       550     Maitland Club-B-2, 8.625%, 8/01/01                       573
            St. Louis, Missouri Airport Revenue Bond,
     3,250     Series 1993A, 5.50%, 7/01/98                           3,224
                                                                -----------
                                                                      6,979
                                                                -----------


   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            U.S. GOVERNMENT AGENCY
               AND AGENCY MORTGAGE-BACKED ISSUES 13.5%
            Federal Home Loan Mortgage Corporation (FHLMC)
               Participation Certificates:
   $    58     7.00%, 12/01/01                                     $     58
       164     7.75%, 7/01/09                                           167
            Federal Home Loan Mortgage Corporation (FHLMC)
               Real Estate Mortgage Investment Conduit (REMIC):
     1,959     Series 1153, Class F, 7.75%, 10/15/98                  1,982
       988     Series 1243, Class K, 7.50%, 8/15/01                   1,001
       865     Series 153 Class F, 7.75%, 8/15/15                       872
     1,825     Series 1149, Class K, 7.50%, 7/15/20                   1,838
     2,300     Series 1101, Class L, 6.95%, 9/15/20                   2,290
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
     1,250     Series, 1992-140, Class HB, 6.50%, 10/25/99            1,248
     4,640     Series 1992-54, Class VB, 7.50%, 12/25/99              4,680
     2,198     Series X-19A, Class A, 6.50%, 10/25/00                 2,187
     2,000     Series 1993-G06, Class K, 7.00%, 11/25/01              1,996
       126     Series G92-40, Class D, 7.00%, 3/25/03                   125
     1,739     Series 1991-63, Class G, 6.95%, 5/25/06                1,736
     1,000     Series 1993-86, Class E, 6.00%, 1/25/07                  986
     1,453     Series 1992-93, Class G, 7.50%, 6/25/07                1,464
       284     Series 1989-75, Principal Only,
                 Class C, 0.00%, 9/25/18                                278
       250     Series 1992-138, Class C, 6.00%, 12/25/18                248
     1,000     Series 1991-154, Class PH, 7.50%, 9/25/20              1,010
     4,500     Series 1991-82, Class PL, 7.00%, 12/15/20              4,483
            U.S. Department of Veterans Affairs Mortgage Trust
     1,000     (REMIC) Series 1992-1, Class J, 7.75%, 2/15/01         1,000
                                                                -----------
                                                                     29,649
                                                                -----------

            U.S. TREASURY OBLIGATIONS 20.3%
            U.S. Treasury Notes:
    10,550     7.50%, 10/31/99                                       10,814
    19,750     8.50%, 2/15/00                                        20,775
     5,000     6.875%, 3/31/00                                        5,056
     8,000     5.50%, 4/15/00                                         7,803
                                                                -----------
                                                                     44,448
                                                                -----------

            Total Long-Term Investments (Cost $217,233)             215,412
                                                                -----------

    Number
   of Shares
(in thousands)
 -------------

            SHORT-TERM INVESTMENTS 0.4%
            INVESTMENT COMPANIES 0.4%
         1  Financial Square Prime Obligation Fund                        1
       940  Short-Term Investments Co. Liquid Assets Portfolio          940
                                                                -----------

            Total Short-Term Investments (Cost $941)                    941
                                                                -----------

            Total Investments 98.8% (Cost $218,174)                 216,353
                                                                -----------

            Other Assets, less Liabilities 1.2%                       2,658
                                                                -----------

            TOTAL NET ASSETS 100.0%                                $219,011
                                                                 ==========

                     See notes to the financial statements.



INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            LONG-TERM INVESTMENTS 96.2%
            ASSET-BACKED SECURITIES 24.7%
            AUTO LOAN RECEIVABLES 2.6%
            Ford Credit Grantor Trust, Series 1994-A,
    $  311     Class A, 6.35%, 5/15/99                              $   312
            General Motors Acceptance Corp. Grantor,
       836     Series 1995-A, Class A, 7.15%, 3/15/00                   842
            Keycorp Auto Grantor Trust, Series 1995-A,
     1,315     Class A, 5.80%, 7/15/00                                1,314
            Premier Auto Trust:
     1,884     Series 1993-5, Class A2, 4.22%, 3/02/99                1,861
       876     Series 1994-1, Class A3, 4.75%, 2/02/00                  870
       252     Series 1994-2, Class A4, 6.00%, 5/02/00                  250
                                                                -----------
                                                                      5,449
                                                                -----------

            CREDIT CARD RECEIVABLES 19.5%
            AT&T Universal Card Master Trust, Series 1995-2,
     3,000     Class A, 5.95%, 10/17/00                               2,938
            Advanta Credit Catd Master Trust,
     1,000     Series 1995-F, Class A1, 6.05%, 8/01/03                  982
            American Express Master Trust, Series 1994-2,
     2,000     Class A, 7.60%, 8/15/02                                2,059
            Banc One Credit Card Master Trust:
     3,700     Series 1995-B, Class A, 6.30%, 9/15/00                 3,665
     1,000     Series 1995-A, Class A, 6.15%, 7/15/02                   988
            Citibank Credit Card Master Trust, Principal Only,
    11,550     Series 1996-1, 0.00%, 2/07/01                          8,996
            Discover Card Master Trust I,
       500     Series 1993-3, Class A, 6.20%, 5/16/06                   480
            First Chicago Master Trust II, Series 1994-L,
     3,675     Class A, 7.15%, 2/15/00                                3,718
            HFC Private Label Credit Card Master Trust II,
     2,000     Series 1994-2, Class A, 7.80%, 9/20/03                 2,044
            Household Affinity Credit Card Master Trust I,
     2,900     Series 1993-2, Class A, 5.60%, 11/15/00                2,821
            MBNA Master Credit Card Trust:
       745     Series 1995-F, Class A, 6.60%, 8/15/00                   745
     1,200     Series 1995-D, Class A, 6.05%, 11/15/02                1,182
            NationsBank Credit Card Master Trust,
     2,500     Series 1995-1, Class A, 6.45%, 8/15/00                 2,489
            Sears Credit Account Master Trust:
     5,900     Series 1994-1, Class A, 7.00%, 8/15/00                 5,966
     2,400     Series 1995-3, Class A, 7.00%, 10/15/04                2,428
                                                                -----------
                                                                     41,501
                                                                -----------

            HOME EQUITY LOAN RECEIVABLES 2.6%
            EQCC Home Equity Loan Trust,
     1,200     Series 1994-4, 8.68%, 10/15/08                         1,260
            Security Pacific Acceptance Corp.,
       736     Series 1991-2, Class B, 8.55%, 9/15/11                   750
            Security Pacific Home Equity Loan:
     1,000     Series 1991-1, 8.85%, 5/15/98                          1,024
     2,533     Series 1991-2, 8.15%, 6/15/20                          2,565
                                                                -----------
                                                                      5,599
                                                                -----------


   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
---------------                                                --------------

            CORPORATE BONDS 31.2%
            American General Finance Corp. Notes,
    $1,000     8.00%, 2/15/00                                        $1,031
            BankAmerica Corporation Subordinated Notes,
     1,500     10.00%, 2/01/03                                        1,695
            Bankers Trust - NY, Subordinated Debentures,
     1,000     9.50%, 6/14/00                                         1,073
            Bear Stearns Company Senior Notes:
     1,312     6.75%, 8/15/00                                         1,306
     2,000     9.375%, 6/01/01                                        2,164
            Caterpillar, Inc. Sinking Fund Debentures,
     1,150     9.75%, 6/01/19                                         1,225
            Chase Manhattan Corp. Debentures,
     1,015     10.00%, 6/15/99                                        1,081
            Chase Manhattan Corp. Medium Term Notes,
     1,000     8.65%, 2/13/99                                         1,035
            Chemical Banking Corp. Subordinated Capital Notes,
     1,175     9.75%, 6/15/99                                         1,245
            Chrysler Financial Corp. Debentures:
       750     13.25%, 10/15/99                                         859
       700     12.75%, 11/01/99                                         796
            Commonwealth Edison Debentures,
       850     9.75%, 2/15/20                                           921
            Consolidated Edison Co. Debentures,
       100     7.60%, 1/15/00                                           102
            Continental Cablevision, Inc. Debentures:
     1,050     8.875%, 9/15/05                                        1,141
     1,900     9.50%, 8/01/13                                         2,128
            Deseret Generation & Transmission Coop Debentures,
       750     9.375%, 1/02/11                                          789
            Jack Eckerd Corporation Senior Subordinated Notes,
     2,000     9.25%, 2/15/04                                         2,115
            Federal Paper Board, Inc. Debentures,
       350     10.00%, 4/15/11                                          424
            Fleet Mortgage Group Notes,
     2,405     6.50%, 6/15/00                                         2,381
            Ford Motor Company Debentures,
       850     9.50%, 9/15/11                                           999
            Ford Motor Credit Co. Debentures,
     1,046     9.50%, 4/15/00                                         1,118
            General Motors Acceptance Corp. Debentures,
     1,602     8.625%, 6/15/99                                        1,664
            General Motors Acceptance Corp. Notes:
     1,050     8.00%, 10/01/99                                        1,075
     1,945     9.375%, 4/01/00                                        2,076
            General Motors Corp. Debentures,
     1,200     9.625%, 12/01/00                                       1,304
            Georgia Pacific Corp. Debentures,
       750     9.50%, 12/01/11                                          868
            Goldman Sachs Group Notes,
     5,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $4,988)*        4,766


INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            CORPORATE BONDS 31.2% (CONT.)
            Heller Financial, Inc. Notes,
    $1,300     9.375%, 3/15/98                                      $ 1,332
            Household Finance Corp. Senior Subordinated Notes,
     2,468     9.55%, 4/01/00                                         2,643
            Household Finance Corp. Subordinated Notes,
       945     9.625%, 7/15/00                                        1,019
            International Lease Finance Corp. Medium Term Notes,
       500     8.25%, 10/19/98                                          512
            Lehman Brothers Holdings, Inc. Medium Term Notes,
     1,750     8.875%, 2/15/00                                        1,834
            Lehman Brothers Holdings, Inc. Notes:
     2,000     6.90%, 7/15/99                                         2,003
     1,000     6.65%, 11/08/99                                          987
            Lehman Brothers, Inc. Senior Subordinated Notes,
     1,715     10.00%, 5/15/99                                        1,818
            NCNB Corp. Subordinated Notes,
     1,900     10.20%, 7/15/15                                        2,350
            News America Holdings Debentures,
       750     10.125%, 10/15/12                                        834
            Paine Webber Group, Inc. Medium Term Notes,
     1,000     7.70%, 2/11/00                                         1,019
            J.C. Penney Company, Inc. Debentures,
     1,950     9.75%, 6/15/21                                         2,134
            SCE Capital Corp. Notes,
     1,000     7.375%, 12/15/03                                         990
            Salomon, Inc. Medium Term Notes,
     1,300     10.125%, 6/01/99                                       1,386
            Salomon, Inc. Senior Notes:
     1,450     7.75%, 5/15/00                                         1,481
       150     6.75%, 2/15/03                                           146
            The Charles Schwab Corp. Medium Term Notes,
       650     6.06%, 10/02/00                                          632
            Security Pacific Corp. Subordinated Notes,
     2,274     9.75%, 5/15/99                                         2,404
            Smith Barney Holdings, Inc. Notes:
     2,450     5.50%, 1/15/99                                         2,408
     1,000     6.625%, 6/01/00                                          993
                                                                -----------
                                                                     66,306
                                                                -----------

            MORTGAGE-BACKED SECURITIES 0.7%
            MDC Asset Investors Trust,
               Real Estate Mortgage Investment Conduit (REMIC),
     1,155     Series VIII, Class 8, 7.75%, 9/25/17                   1,171
            Merrill Lynch Mortgage Investors, Inc. Notes,
       124     8.375%, 2/09/00                                          129
                                                                -----------
                                                                      1,300
                                                                -----------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 4.9%
            Ford Capital BV Debentures,
      4153     10.125%, 11/15/00                                      4,566
            Hydro-Quebec Corporation Debentures,
     2,250     11.75%, 2/01/12                                        3,060
            Midland Bank PLC Subordinated Notes,
     2,975     6.95%, 3/15/11                                         2,796
                                                                -----------
                                                                     10,422
                                                                -----------


   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            TAXABLE MUNICIPAL 0.8%
            St. Louis, Missouri Airport Revenue Notes,
   $ 1,800     Series 1993A, 5.30%, 7/01/98                        $  1,782
                                                                -----------

            U.S. GOVERNMENT AGENCY
               AND AGENCY MORTGAGE-BACKED ISSUES 10.2%
            Federal Home Loan Mortgage Corporation (FHLMC)
               Real Estate Mortgage Investment Conduit (REMIC):
       473     Series 1339, Class B, 8.00%, 6/15/99                     480
     1,000     Series 1289, Class PR, 7.50%, 2/15/03                  1,017
     1,153     Series 1456, Class LA, 7.50%, 5/15/03                  1,176
     1,000     Series 8, Class VB, 7.00%, 1/25/04                     1,004
     1,200     Series 1101, Class L, 6.95%, 9/15/20                   1,195
     1,000     Series 1167, Class E, 7.50%, 11/15/21                  1,006
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
     3,000     Series 1601-73, 6.642%, 10/01/98                       2,994
       800     Series 1993-23, Class PU, 7.50%, 1/25/00                 808
       500     Series 1992-73, Class L, 7.50%, 1/25/01                  508
     1,516     Series 1992-18, Class HB, 7.20%, 3/25/02               1,528
     3,500     Series 1993-37, Class B, 7.00%, 7/25/02                3,516
     1,000     Series 1992-103, Class L, 7.50%, 11/25/02              1,013
     2,000     Series 1991-77, Class PH, 7.00%, 11/25/20              1,988
            U.S. Department of Veterans Affairs
               Mortgage Trust (REMIC):
     3,000     Series 1993-1, Class G, 7.00%, 2/15/00                 3,001
       500     Series 1992-2, Class J, 7.00%, 3/15/01                   496
                                                                -----------
                                                                     21,730
                                                                -----------

            U.S. TREASURY OBLIGATIONS 23.7%
            U.S. Treasury Bonds:
    19,000     10.75%, 2/15/03                                       22,705
     7,950     11.875%, 11/15/03                                     10,109
     4,900     10.75%, 8/15/05                                        6,126
            U.S. Treasury Inflation-Indexed Notes,
     3,072     3.375%, 1/15/07                                        3,020
            U.S. Treasury Notes:
     3,550     6.875%, 3/31/00                                        3,590
     4,875     6.625%, 7/31/01                                        4,886
                                                                -----------
                                                                     50,436
                                                                -----------


            Total Long-Term Investments (Cost $205,055)             204,525
                                                                ===========

    Number
   of Shares
(in thousands)
 --------------

            SHORT-TERM INVESTMENTS 2.6%
            INVESTMENT COMPANIES 2.6%
        10  Financial Square Prime Obligation Fund                       10
     5,426  Short-Term Investments Co. Liquid Assets Portfolio        5,426
                                                                -----------

            Total Short-Term Investments (Cost $5,436)                5,436
                                                                -----------

            Total Investments 98.8% (Cost $210,491)                 209,961
                                                                -----------

            Other Assets, less Liabilities 1.2%                       2,582
                                                                -----------

            TOTAL NET ASSETS 100.0%                                $212,543
                                                                ===========

            * Unregistered Security

                     See notes to the financial statements.



TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            GENERAL OBLIGATION 2.3%
            Washington State:
    $  100     6.75%, 10/01/01                                       $  105
     1,000     6.30%, 9/01/02                                         1,063
                                                                -----------

            Total General Obligation (Cost $1,181)                    1,168
                                                                -----------

            REVENUE BONDS 10.6%
            HOUSING 4.0%
            Saint Charles, Illinois, Industrial Development -
               Covington Ct Project, Mandatory Put,
       960     9/01/98, 5.50%, 12/01/09                                 975
            South Dakota Housing Development Authority -
     1,105     Homeownership Mortgage, 4.85%, 5/01/01                 1,098
                                                                -----------
                                                                      2,073
                                                                -----------

            OTHER 7.9%
            Georgia Municipal Electric Authority Power Revenue,
     1,000     8.125%, 1/01/17, Crossover Refunded 1/01/98            1,040
            Georgia State Municipal Electric Authority,
       200     4.50%, 1/01/00                                           199
            Metropolitan Pier & Exposition Authority, Illinois
     1,945     Dedicated State Tax Revenue, 0.00%, 12/15/98           1,811
            Phoenix, AZ Street & Highway Users,
     1,000     6.50%, 7/01/09                                         1,087
                                                                -----------
                                                                      4,137
                                                                -----------

            UNIVERSITY 0.7%
            New England Education Student Loan
       360     Marketing Corporation, 5.80%, 3/01/02                    373
                                                                -----------

            Total Revenue Bonds (Cost $6,581)                         5,543
                                                                -----------

            PREREFUNDED AND ESCROWED
               TO MATURITY 66.1%
            Alaska State Housing Finance Corporation,
     1,465     6.375%, 12/01/12, Prerefunded 12/01/02                 1,566
            Arizona State Municipal Funding Program,
     1,500     8.75%, 8/01/07, Escrowed to Maturity                   1,899
            Bucks County, Pennsylvania Industrial Development
            Authority - Grand View Hospital Project,
     1,000     7.00%, 7/01/21, Prerefunded 7/01/01                    1,099
            Chicago, Illinois Motor Fuel Tax Revenue,
     1,000     7.05%, 1/01/07, Prerefunded 1/01/01                    1,091
            Clark County, Nevada School District,
       345     7.00%, 6/01/09, Prerefunded 6/01/01                      376
            Cleveland, Ohio Packaging Facilities Revenue,
     1,125     8.10%, 9/15/22, Prerefunded 9/15/02                    1,302
            Convention Center Authority - Rhode Island Revenue,
     1,000     6.65%, 5/15/12, Prerefunded 5/15/01                    1,084
            Danville, Indiana Community Elementary School
            Building Corp., First Mortgage,
     1,000     6.90%, 1/15/10, Prerefunded 1/15/02                    1,099



   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
 -------------                                                  -------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 66.1% (CONT.)
            Delaware County, Pa, - Elwyn Inc. Project,
    $1,000     8.35%, 6/01/15 Prerefunded 6/01/00                   $ 1,123
            Des Plaines, Il Hospital Facilities - Holy
               Family Hospital
       500     Project, 10.75%, 1/01/14, Prerefunded 7/01/02            632
            Elizabeth-Forward Pennsylvania School District,
     1,000     7.25%, 1/15/10, Prerefunded 1/15/00                    1,065
            Farmington, New Mexico Power Revenue Bonds,
       905     9.875%, 1/01/13, Prerefunded 7/01/05                   1,179
            Fruita, Colorado, Escrowed to Maturity:
       500     9.25%, 10/01/01                                          562
       500     9.25%, 4/01/03                                           599
            Hodgkins, Illinois,
     1,400     9.50%, 12/01/09, Prerefunded 12/01/01                  1,680
            Illinois Educational Facilities Authority -
               Chicago College
            of Osteopathic Medicine, Escrowed To Maturity,
       455     8.75%, 7/01/99                                           476
            Illinois Educational Facilities Authority -
               Loyola University,
     3,355     7.125%, 7/01/21, Prerefunded 7/01/01                   3,701
            Louisville, Kentucky Water & Sewer Revenue,
     1,000     Escrowed to Maturity, 6.00%, 11/15/07                  1,053
            Maricopa County, Arizona School District No. 1, Phoenix
     1,000     Elementary, 6.60%, 7/01/03, Prerefunded 7/01/01        1,075
            Metropolitan Nashville Airport,
       500     7.75%, 7/01/07, Prerefunded 7/01/01                      563
            Michigan State Hospital Financial Authority, Sisters of
               Mercy Health Corp.,
       870     7.50%, 2/15/18, Prerefunded 2/15/01                      965
            Nevada State Colorado River Community,
     1,130     6.50%, 7/01/19, Prerefunded 7/01/04                    1,239
            New Jersey State Turnpike Authority Revenue Refunding,
       150     Escrowed to Maturity, 6.75%, 1/01/09                     162
            Oklahoma State Industrial Authority Revenue,
            St. Anthony Hospital, Escrowed to Maturity,
     1,105     6.125%, 6/01/03                                        1,154
            Philadelphia, Pennsylvania, Regional Port Authority,
            Lease Revenue Bonds,
     1,000     7.15%, 8/01/20, Prerefunded 8/01/00                    1,075
            Rhode Island State Public Building Authority,
     1,000     6.00%, 2/01/11, Prerefunded 2/01/01                    1,041
            Snohomish County, Washington - Public Hospital,
            Stevens Memorial Hospital,
     1,000     6.85%, 12/01/11, Prerefunded 12/01/01                  1,083
            Tucson, Arizona Street & Highway User Revenue Bonds,
     1,000     Escrowed to Maturity, 9.25%, 7/01/02                   1,199
            University of Illinois, Escrowed to Maturity,
     1,005     6.10%, 10/01/03                                        1,074
            Virginia State Residential Authority -
            Solid Waste Disposal System,
     1,000     7.30%, 4/01/15, Prerefunded 4/01/00                    1,090


TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
 --------------                                                --------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 66.1% (CONT.)
            Wausau, Wisconsin School District,
    $1,000     6.50%, 4/01/10, Prerefunded 4/01/02                  $ 1,069
            Williston, North Dakota, Escrowed To Maturity,
        80     6.00%, 6/01/98                                            82
                                                                -----------

            Total Prerefunded and Escrowed to Maturity
            (Cost $34,314)                                           34,457
                                                                -----------

            INSURED BONDS 17.1%
            EDUCATION 0.5%
            Merrillville, Indiana Multi-School Building Corporation,
       200     6.375%, 7/01/03                                          214
                                                                -----------
            ELECTRIC 2.0%
            Springfield, Illinois Electric Revenue,
     1,000     6.00%, 3/01/04                                         1,061
                                                                -----------

            GENERAL OBLIGATION 12.6%
            Amarillo, Texas Independent School District,
     1,035     7.00%, 2/01/06                                         1,152
            Chicago, Illinois,
       675     11.60%, 1/01/01                                          827
            Chicago, Illinois Park District,
     1,600     6.00%, 1/01/07                                         1,684
            Palatine, Illinois,
     1,405     9.90%, 1/01/16 Crossover Refunded 1/01/00              1,613
            Rocklin, California Unified School District,
     1,235     6.70%, 9/01/04                                         1,328
                                                                -----------
                                                                      6,604
                                                                -----------

            PUBLIC FACILITIES & IMPROVEMENTS 2.0%
            Illinois State Certificates of Participation,
     1,000     6.00%, 7/01/06                                         1,055
                                                                -----------

            Total Insured Municipal Bonds (Cost $8,945)               8,934
                                                                -----------


    Number                                                         Market
   of Shares                                                       Value
(in thousands)                                                 (in thousands)
---------------                                                --------------

            INVESTMENT COMPANIES 0.1%
         2  Financial Square Tax-Exempt Money Market                $     2
        40  Tax Free Investment Trust                                    40
                                                                -----------

            Total Investment Companies (Cost $42)                        42
                                                                -----------

            Total Investments 98.2% (Cost $51,063)                   51,184
                                                                -----------

            Other Assets, less Liabilities 1.8%                         940
                                                                -----------

            TOTAL NET ASSETS 100.0%                                 $52,124
                                                                ===========

                     See notes to the financial statements.



BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            LONG-TERM INVESTMENTS 94.7%
            ASSET-BACKED SECURITIES 15.4%
            AUTO LOAN RECEIVABLES 1.1%
            General Motors Acceptance Corp. Grantor Trust,
   $ 1,269     Series 1995-A, Class A, 7.15%, 3/15/00               $ 1,279
            Premier Auto Trust:
       667     Series 1993-3, Class A3, 4.90%, 12/15/98                 666
     1,087     Series 1993-4, Class A2, 4.65%, 2/02/99                1,083
       638     Series 1993-5, Class A2, 4.22%, 3/02/99                  631
     1,064     Series 1993-6, Class B, 4.875%, 11/02/99               1,063
                                                                -----------
                                                                      4,722
                                                                -----------

            CREDIT CARD RECEIVABLES 14.3%
            Advanta Credit Card Master Trust, Series 1995-F,
     4,200     Class A1, 6.05%, 8/01/03                               4,126
            AT&T Universal Master Card Trust, Series 1995-2,
     4,600     Class A, 5.95%, 10/17/00                               4,505
            Banc One Credit Card Master Trust, Series 1995-B,
     8,000     Class A, 6.30%, 9/15/00                                7,926
            Citibank Credit Card Master Trust, Principal Only,
     2,465     Series 1996-1, 0.00%, 2/07/01                          1,920
            First Chicago Master Trust II, Series 1994-L,
     1,000     Class A, 7.15%, 2/15/00                                1,012
            Ford Credit Grantor Trust
     1,044     Series 1995-A, Class A, 5.90%, 5/15/00                 1,044
            HFC Private Label Credit Card Master Trust II:
     2,600     Series 1994-2, Class A, 7.80%, 9/20/03                 2,657
       732     Series 1993-2, Class A3, 4.65%, 12/20/08                 729
            Household Affinity Credit Card Master Trust I,
     3,750     Series 1993-2, Class A, 5.60%, 11/15/00                3,648
            MBNA Master Credit Card Trust,
     2,780     Series 1995-F, Class A, 6.60%, 8/15/00                 2,780
            NationsBank Credit Card Master Trust,
    10,359     Series 1995-1, Class A, 6.45%, 8/15/00                10,313
            Sears Credit Account Master Trust:
    11,750     Series 1994-1, Class A, 7.00%, 8/15/00                11,882
     1,700     Series 1995-2, Class A, 8.10%, 1/15/01                 1,761
     5,300     Series 1995-3, Class A, 7.00%, 10/15/04                5,362
                                                                -----------
                                                                     59,665
                                                                -----------

            CORPORATE BONDS 39.3%
            Alabama Power Company Debentures,
     1,000     9.00%, 12/01/24                                        1,059
            American Airline Equipment Pass-Thru Certificates,
     1,500     10.21%, 1/01/10                                        1,718
            BankAmerica Corporation Subordinated Notes,
     3,539     10.00%, 2/01/03                                        3,998
            BarclaysAmericanCorp. Debentures,
       815     9.75%, 5/15/21                                           914
            Barnett Banks Inc. Subordinated Notes,
     1,029     8.50%, 3/01/99                                         1,062


   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 -------------

            CORPORATE BONDS 39.3% (CONT.)
            Bear Stearns Company Notes,
    $   63     6.50%, 6/15/00                                        $   62
            Bear Stearns Company Senior Notes,
       500     6.75%, 8/15/00                                           498
            Burlington Northern Railroad Company
            Equipment Trust Certificates,
       500     11.85%, 1/15/99                                          542
            Chase Manhattan Corp. Medium Term Notes,
       525     8.65%, 2/13/99                                           543
            Chase Manhattan Corp. Notes,
     7,702     10.00%, 6/15/99                                        8,203
            Chemical Banking Corp. Subordinated Capital Notes,
     4,664     9.75%, 6/15/99                                         4,943
            Chrysler Financial Corp. Debentures:
     7,648     13.25%, 10/15/99                                       8,757
     1,927     12.75%, 11/01/99                                       2,190
            Citicorp Subordinated Capital Notes,
     3,836     9.75%, 8/01/99                                         4,075
            Commonwealth Edison Co. Debentures,
     6,050     9.75%, 2/15/20                                         6,556
            Continental Bank Subordinated Notes,
       683     12.50%, 4/01/01                                          808
            Continental Cablevision, Inc. Debentures:
     2,050     8.875%, 9/15/05                                        2,228
     3,950     9.50%, 8/01/13                                         4,424
            Deseret Generation & Transmission Coop Debentures,
     2,274     9.375%, 1/02/11                                        2,392
            Federal Express Corporation Debentures,
     2,163     9.625%, 10/15/19                                       2,294
            First Chicago Corp. Subordinated Notes:
     3,844     9.00%, 6/15/99                                         4,018
       620     9.875%, 8/15/00                                          674
            First National Bank Chicago Debentures,
     1,100     8.08%, 1/05/18                                         1,154
            First National Bank Omaha Subordinated Notes,
     3,000     7.32%, 12/01/10                                        2,887
            First USA Bank Notes,
       650     5.75%, 1/15/99                                           642
            Ford Motor Company Notes,
     2,650     9.50%, 9/15/11                                         3,113
            Ford Motor Company Pass-Thru Certificates,
     1,750     6.11%, 1/01/01                                         1,711
            Ford Motor Credit Co. Debentures,
     1,464     8.875%, 6/15/99                                        1,528
            Ford Motor Credit Co. Notes,
       911     8.375%, 1/15/00                                          947
            GTE North, Inc. Debentures,
     1,100     9.60%, 1/01/21                                         1,215
            Geico Corporation Debentures,
     2,000     9.15%, 9/15/21                                         2,174


BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                ---------------

            CORPORATE BONDS 39.3% (CONT.)
            General Motors Acceptance Corp. Medium Term Notes,
   $ 1,000     7.50%, 7/22/99                                        $1,017
            General Motors Acceptance Corp. Notes:
     1,375     8.00%, 10/01/99                                        1,408
       869     9.625%, 5/15/00                                          935
            General Motors Corp. Debentures,
     1,314     9.625%, 12/01/00                                       1,428
            Georgia Pacific Corp. Debentures:
     1,011     9.50%, 12/01/11                                        1,170
     1,500     9.50%, 2/15/18                                         1,538
     2,175     9.875%, 11/01/21                                       2,427
       975     9.50%, 5/15/22                                         1,045
            Goldman Sachs Group Notes,
    10,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost 9,974)*         9,531
            Heller Financial, Inc. Notes,
     9,045     9.375%, 3/15/98                                        9,270
            Household Finance Corp. Subordinated Notes,
     4,327     9.625%, 7/15/00                                        4,665
            Lehman Brothers Holdings, Inc. Debentures,
     1,980     9.875%, 10/15/00                                       2,136
            Lehman Brothers Holdings, Inc. Medium Term Notes,
     1,805     8.875%, 2/15/00                                        1,892
            Lehman Brothers Holdings, Inc. Notes,
     1,700     6.90%, 7/15/99                                         1,703
            Lehman Brothers, Inc. Senior Subordinated Notes,
     7,232     10.00%, 5/15/99                                        7,667
            The May Department Stores Company Debentures,
     1,650     9.875%, 6/15/21                                        1,859
            Mobile Energy Services LLC Debentures,
       722     8.665%, 1/01/17                                          731
            National Westminster Bancorp. Inc., Debentures,
     1,000     9.375%, 11/15/03                                       1,115
            NCNB Corp. Subordinated Notes,
     5,155     10.20%, 7/15/15                                        6,375
            News America Holdings Debentures,
     2,200     10.125%, 10/15/12                                      2,447
            Paine Webber Group Medium Term Notes,
     2,450     6.73%, 1/20/04                                         2,366
            Parker Hannifin Debentures,
       400     9.75%, 2/15/21                                           439
            J.C. Penney Company, Inc. Debentures,
     3,650     9.75%, 6/15/21                                         3,993
            SCE Capital Corp. Notes,
     1,100     7.375%, 12/15/03                                       1,089
            Salomon, Inc. Notes,
     2,150     7.00%, 6/15/03                                         2,108
            Salomon, Inc. Senior Notes:
     2,850     7.75%, 5/15/00                                         2,910
     2,100     6.75%, 2/15/03                                         2,039


   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
---------------                                                --------------

            CORPORATE BONDS 39.3% (CONT.)
            The Charles Schwab Corp. Medium Term Notes:
    $2,000     5.84%, 9/30/99                                      $  1,958
     2,250     5.90%, 10/01/99                                        2,206
            Security Pacific Corp. Subordinated Notes:
       631     9.75%, 5/15/99                                           667
       395     11.50%, 11/15/00                                         450
            Tenneco, Inc. Debentures,
     3,150     7.25%, 12/15/25                                        3,005
            Union Camp Corp. Debentures,
       850     10.00%, 5/01/19                                          923
            Westvaco Corp. Debentures,
     1,200     10.125%, 6/01/19                                       1,312
                                                                -----------
                                                                    163,153
                                                                -----------
            MORTGAGE-BACKED SECURITIES 0.5%
            Prudential Home Mortgage Securities,
     2,319     Series 1993-24, Class A2, 5.50%, 7/25/00               2,208
                                                                -----------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 7.4%
            British Telecommunications Finance Debentures,
     2,761     9.625%, 2/15/19                                        3,007
            Ford Capital BV Notes:
     2,546     10.125%, 11/15/00                                      2,800
     2,305     9.375%, 5/15/01                                        2,495
     1,000     9.50%, 6/01/10                                         1,167
            Hydro-Quebec Debentures:
     3,500     11.75%, 2/01/12                                        4,760
       750     9.75%, 1/15/18                                           827
            Midland Bank PLC Subordinated Notes,
     5,000     6.95%, 3/15/11                                         4,700
            National Bank of Hungary Debentures,
     1,700     8.875%, 11/01/13                                       1,796
            Newfoundland (Providence of) Canada,
     1,800     10.00%, 12/01/20                                       2,215
            Norsk Hydro A/S Debentures,
     2,900     9.00%, 4/15/12                                         3,259
            Quebec Province Debentures,
     2,000     11.00%, 6/15/15                                        2,280
            Sweden (Kingdom of) Debentures,
     1,100     11.125%, 6/01/15                                       1,501
                                                                -----------
                                                                     30,807
                                                                -----------

            TAXABLE MUNICIPAL 0.1%
            Texas State Taxable Water Development,
       450     Series E, 7.625%, 8/01/11                                446
                                                                -----------


BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Principal                                                       Market
    Amount                                                         Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

            U.S. GOVERNMENT AGENCY AND
               AGENCY MORTGAGE-BACKED ISSUES 6.0%
            Federal Home Loan Bank (FHLB),
   $ 1,500     Structured Notes, 5.03%, 7/28/00                    $  1,495
            Federal Home Loan Mortgage Corporation (FHLMC),
       141     Participation Certificates, 7.50%, 4/01/07               142
            Federal Home Loan Mortgage Corporation (FHLMC)
               Real Estate Mortgage Investment Conduit (REMIC):
        20     Series 1259, Interest Only, Class IC,
                 1007.05%, 10/15/05                                     232
       816     Series 6, Class C, 9.05%, 6/15/19                        854
       507     Series 1169, Class D, 7.00%, 5/15/21                     507
     2,150     Series 188, Class H, 7.00%, 9/15/21                    2,104
       575     Series 1201, Class E, 7.40%, 12/15/21                    579
            Federal National Mortgage Association (FNMA),
               Participation Certificates:
       522     7.50%, 8/01/07                                           529
       156     7.75%, 6/01/08                                           156
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
         7     Series 1992-29, Interest Only, Class K,
              977.92%, 11/25/00                                         109
       650     Series 1993-87, Class KD, 6.00%, 6/25/03                 628
        20     Series 1992-145N, 1010.06%, 1/25/06                      682
       539     Series 1989-39, Principal Only, Class C, 6/25/17         523
       950     Series X-225C, Class TE, 5.45%, 10/25/18                 921
     1,736     Series 1988-24, Class G, 7.00%, 10/25/18               1,699
     1,500     Series 1989-44, Class H, 9.00%, 7/25/19                1,576
       400     Series 1989-90, Class E, 8.70%, 12/25/19                 417
     1,870     Series 1990-30, Class E, 6.50%, 3/25/20                1,803
       234     Series 1990-72, Class A, 9.00%, 7/25/20                  240
       538     Series 1990-72, Class B, 9.00%, 7/25/20                  578
     6,356     Series 1990-105, Class J, 6.50%, 9/25/20               6,144
     1,209     Series 1990-106, Class J, 8.50%, 9/25/20               1,251
     1,772     Series 1992-120, Class C, 6.50%, 7/25/22               1,718
                                                                -----------
                                                                     24,887
                                                                -----------

            U.S. TREASURY OBLIGATIONS 26.0%
    82,505  U.S. Treasury Bonds, 9.25%, 2/15/16                     101,275
            U.S. Treasury Inflation-Indexed Notes,
     6,849     3.375%, 1/15/07                                        6,734
                                                                -----------
                                                                    108,009
                                                                -----------

            Total Long-Term Investments (Cost $390,483)             393,897
                                                                -----------

    Number                                                         Market
   of Shares                                                       Value
(in thousands)                                                 (in thousands)
--------------                                                 --------------

               SHORT-TERM INVESTMENTS 3.7%
               Investment Companies 1.3%
        10     Financial Square Prime Obligation Fund              $     10
     5,602     Short-Term Investments Co. Liquid
                  Assets Portfolio                                    5,602
                                                                -----------
                                                                      5,612
                                                                -----------

   Principal
    Amount
(in thousands)
 --------------

            VARIABLE RATE DEMAND NOTES,
            DUE UPON DEMAND 2.4%
   $10,000  Warner-Lambert Co.                                       10,000
                                                                -----------

            Total Short-Term Investments (Cost $15,612)              15,612
                                                                -----------

            Total Investments 98.4% (Cost $406,095)                 409,509
                                                                -----------

            Other Assets, less Liabilities 1.6%                       6,502
                                                                -----------

            TOTAL NET ASSETS 100.0%                                $416,011
                                                                ===========

            * Unregistered Security

                     See notes to the financial statements.



SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX/TM FUND
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
   Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds (the "Funds") are separate, diversified investment portfolios of the Company. The Short-Term Bond Market Fund and Bond IMMDEX/TM Fund commenced operations on December 29, 1989; the Intermediate Bond Market Fund commenced operations on January 5, 1993; and the Tax-Exempt Inter mediate Bond Fund commenced operations on February 8, 1993. The objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index. The objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The objective of the Bond IMMDEX/TM Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

   The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $44, $14, $11 and $46 for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

   The Company has issued two classes of Fund shares in each of the Funds:
Series A and Series Institutional. The Series A shares are subject to a 0.25% shareowner service fee and to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 2% of the offering price or 2.04% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to shareowner organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as deter mined by the investment adviser under the supervision of the Board of Directors.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Inter mediate Bond and Bond IMMDEX/TM Funds are declared and paid monthly. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Unregistered Security - The Intermediate Bond Market and
Bond IMMDEX/TM Funds own a certain investment security which is unregistered and thus restricted to resale. This security is valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Funds have the right to include their security in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

g) Other - Investment and shareowner transactions are recorded no later than the first business day after the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the period ended April 30, 1997, were as follows:

                    SHORT-TERM    INTERMEDIATE     TAX-EXEMPT       BOND
                   BOND MARKET    BOND MARKET     INTERMEDIATE   IMMDEX/TM
                       FUND           FUND         BOND FUND        FUND
                   -----------    -----------     ------------   ---------
Purchases:
U.S. Government     $25,896        $41,819               -       $18,020
Other                46,928         32,413          $9,720        86,264

Sales:
U.S. Government      13,613         27,336               -        31,244
Other                39,354         24,293           3,221        74,317

At April 30, 1997, gross unrealized appreciation and depreciation of investments for federal income tax purposes, in thousands, were as follows:

                    SHORT-TERM    INTERMEDIATE     TAX-EXEMPT       BOND
                   BOND MARKET    BOND MARKET     INTERMEDIATE   IMMDEX/TM
                       FUND           FUND         BOND FUND        FUND
                   -----------    -----------     ------------   ---------
Appreciation        $   424        $ 1,450            $317        $7,534
(Depreciation)      (2,245)        (1,938)           (198)       (3,986)
                    -------        -------          ------       -------
Net unrealized
 appreciation
 (depreciation)
  on investments   $(1,821)       $  (488)            $119        $3,548
                    =======        =======          ======       =======

   At April 30, 1997, the cost of investments, in thousands, for federal income tax purposes was $218,174, $210,448, $51,065 and $405,960 for the Short-Term
Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively. At October 31, 1996, the Short-Term Bond Market, Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds had accumulated net realized capital loss carryovers, in thousands, of $1,248, $493 and $97, respectively, expiring in 2002. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $189, $568 and $987, respectively, expiring in 2003. The Short-Term Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $79 and $24, respectively, expiring in 2004. To the extent each Fund realizes future net capital gains, taxable distributions to its respective shareowners will be offset by any unused capital loss carryover.

4.  CAPITAL SHARE TRANSACTIONS
    Transactions, in thousands, of shares of the Funds were as follows:

                                    SHORT-TERM              INTERMEDIATE              TAX-EXEMPT                  BOND
                                   BOND MARKET              BOND MARKET              INTERMEDIATE              IMMDEX/TM
                                       FUND                     FUND                  BOND FUND                   FUND
                                -----------------        ------------------       ------------------       ------------------
                                Amount      Shares       Amount      Shares       Amount      Shares       Amount      Shares
SIX MONTHS ENDED APRIL 30, 1997:
Series A shares:
  Shares sold                 $ 14,938       1,459     $  3,736         368      $ 3,482          340    $ 13,406          489
  Shares issued to owners
     in reinvestment
     of dividends                1,569         154          352          35          220           22       1,212           44
  Shares redeemed             (14,468)     (1,413)      (2,140)       (211)      (2,156)        (211)     (6,671)        (244)
                            ----------  ----------   ----------  ----------   ----------   ----------  ----------   ----------
  Net increase                $  2,039         200     $  1,948         192      $ 1,546          151    $  7,947          289
                            ==========  ==========   ==========  ==========   ==========   ==========  ==========   ==========

Series Institutional shares:
  Shares sold                 $ 23,535       2,293     $ 34,414       3,379      $ 6,970          681    $ 45,769        1,673
  Shares issued to owners
     in reinvestment
     of dividends                4,017         394        3,480         344          211           21      10,078          369
  Shares redeemed             (15,221)     (1,487)     (15,544)     (1,530)      (3,531)        (345)    (54,055)      (1,970)
                            ----------  ----------   ----------  ----------   ----------   ----------  ----------   ----------
  Net increase                $ 12,331       1,200     $ 22,350       2,193      $ 3,650          357    $  1,792           72
                            ==========  ==========   ==========  ==========   ==========   ==========  ==========   ==========

YEAR ENDED OCTOBER 31, 1996:
Series A shares:
  Shares sold                 $ 27,710       2,697     $  8,046         792      $ 5,857          573    $ 28,027        1,022
  Shares issued to
     owners in
     reinvestment
     of dividends                2,698         264          504          50          320           31       1,636           60
  Shares redeemed             (19,105)     (1,863)      (2,722)       (268)      (3,177)        (311)     (8,685)        (319)
                            ----------  ----------   ----------  ----------   ----------   ----------  ----------   ----------
  Net increase                $ 11,303       1,098     $  5,828         574      $ 3,000          293    $ 20,978          763
                            ==========  ==========   ==========  ==========   ==========   ==========  ==========   ==========

Series Institutional
shares:
  Shares sold                 $ 75,408       7,301     $ 76,701       7,539      $18,326        1,800    $114,906        4,180
  Shares issued to
     owners in
     reinvestment
     of dividends                6,416         627        5,795         572          418           41      17,730          648
  Shares redeemed             (28,472)     (2,781)     (37,484)     (3,704)      (9,656)        (948)    (49,787)      (1,809)
                            ----------  ----------   ----------  ----------   ----------   ----------  ----------   ----------
  Net increase                $ 53,352       5,147     $ 45,012       4,407      $ 9,088          893    $ 82,849        3,019
                            ==========  ==========   ==========  ==========   ==========   ==========  ==========   ==========


5.  INVESTMENT ADVISORY AND OTHER AGREEMENTS
    The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the six months ended April 30, 1997, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                         SHORT-TERM  INTERMEDIATE   TAX-EXEMPT      BOND
                        BOND MARKET   BOND MARKET  INTERMEDIATE   IMMDEX/TM
                            FUND         FUND        BOND FUND      FUND
                        -----------   -----------   -----------   ---------

     Annual rate           0.60%         0.50%         0.50%        0.30%
     Fees waived            $312         $166           $87           -

   Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

   The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the period ended April 30, 1997, $76, $71, $18 and $146 of administration fees, in thousands, were voluntarily waived for the Short Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively.

   The Company entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A shares. Service Organization fees, in thousands, incurred by the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds aggregated $75, $23, $14 and $58, respectively, for the period ended April 30, 1997.

   Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.


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-PORTICO FUNDS ARE AVAILABLE THROUGH:

 - the Portico Funds Center,

 - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,

 - and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

                             TO OPEN AN ACCOUNT OR
                              REQUEST INFORMATION
                                 1-800-982-8909
                                 1-414-287-3710

                            FOR ACCOUNT BALANCES AND
                               INVESTOR SERVICES
                                 1-800-228-1024
                                 1-414-287-3808

                              PORTICO FUNDS CENTER
                            615 EAST MICHIGAN STREET
                                 P.O. BOX 3011
                            MILWAUKEE, WI 53201-3011

                                                       NASD REF#FX1997-0603-0035